                                                           File Number 33-62147


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NUMBER

                         POST-EFFECTIVE AMENDMENT NUMBER 2


                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NUMBER ____


                   MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
    -----------------------------------------------------------------------
                           (Exact Name of Registrant)

                  The Minnesota Mutual Life Insurance Company
    -----------------------------------------------------------------------
                              (Name of Depositor)

            400 Robert Street North, St. Paul, Minnesota  55101-2098
    -----------------------------------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (612) 665-3500
                       After September 1, 1998: (651) 665-3500
    -----------------------------------------------------------------------
              (Depositor's Telephone Number, Including Area Code)



            Dennis E. Prohofsky                           Copy to:
           Senior Vice President,                   J. Sumner Jones, Esq.
       General Counsel and Secretary                   Jones & Blouch L.L.P.
The Minnesota Mutual Life Insurance Company   1025 Thomas Jefferson Street, N.W.
          400 Robert Street North                         Suite 405
      St. Paul, Minnesota  55101-2098              Washington, D.C.  20007
  (Name and Address of Agent for Service)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (check appropriate box)
     ___ immediately upon filing pursuant to paragraph (b)
     _X_ on May 1, 1998 pursuant to paragraph (b) of Rule 485
     ___ 60 days after filing pursuant to paragraph (a)(i)
     ___ on (date), pursuant to paragraph (a)(i)
     ___ 75 days after filing pursuant to paragraph (a)(ii)
     ___ on (date) pursuant to paragraph (a)(ii) of Rule 485.
IF APPROPRIATE, CHECK THE FOLLOWING BOX:
     ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Title of Securities being registered:  Immediate Variable Annuity Contracts

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                    Minnesota Mutual Variable Annuity Account

                       Cross Reference Sheet to Prospectus


Form N-4

Item Number    Caption in Prospectus

    1.         Cover Page

    2.         Special Terms

    3.         Questions and Answers About the Variable Annuity Contracts

    4.         Condensed Financial Information; Performance Data

    5.         General Descriptions

    6.         Contract Charges

    7.         Description of the Contracts

    8.         Description of the Contracts; Annuity Payments and Options

    9.         Description of the Contracts; Death Benefits

   10.         Description of the Contracts; Purchase Payments and Value of the
               Contract

   11.         Description of the Contracts; Redemptions

   12.         Federal Tax Status

   13.         Not Applicable

   14.         Table of Contents of the Statement of Additional Information

IMMEDIATE VARIABLE ANNUITY CONTRACT
MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
("VARIABLE ANNUITY ACCOUNT"), A SEPARATE ACCOUNT OF
THE MINNESOTA MUTUAL LIF E INSURANCE COMPANY ("MINNESOTA MUTUAL")


The individual, immediate variable annuity contract offered by this Prospectus is designed for use in connection with personal retirement plans, some of which may qualify for federal income tax advantages available under sections 401, 403, 408, 408A or 457 of the Internal Revenue Code. It may also be used apart from a qualified plan.


  The owner of a contract will have contract values invested on a variable basis in the Variable Annuity Account (the "Separate Account"). Although the Separate Account is comprised of several sub-accounts, only one of its sub-accounts (the "Sub-Account") is available under this contract. The Sub-Account invests only in the Index 500 Portfolio (the "Portfolio") of Advantus Series Fund, Inc. (the "Fund"). The value of the contract and the amount of each variable annuity payment will vary in accordance with the performance of the Sub-Account and the Portfolio, except to the extent limited by Minnesota Mutual's contractual guarantee of a minimum annuity payment amount. The contract is an immediate annuity and annuity payments must begin within 12 months after the contract is issued. The contract provides for additional purchase payments and withdrawals during a portion of the annuity payment period.


  This Prospectus sets forth concisely the information that a prospective investor should know before purchasing a contract, and it should be read and kept for future reference. A Statement of Additional Information, bearing the same date, which contains further information, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge by calling (612) 665-3500, after September 1, 1998, (651) 665-3500, or by writing Minnesota Mutual at its principal office at the Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098. A Table of Contents for the Statement of Additional Information appears in this Prospectus on page 24.


This Prospectus is not valid unless attached to a current prospectus of Advantus Series Fund, Inc.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

   [LOGO]

THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
400 ROBERT STREET NORTH
ST. PAUL, MN 55101-2098
PH 612/665-3500
http://www.minnesotamutual.com


The date of this document and the Statement of Additional Information is: May 1, 1998.

TABLE OF CONTENTS


                                                               Page
Special Terms...............................................      3

Questions and Answers About the Variable Annuity Contract...      4

Expense Table...............................................      7

Condensed Financial Information.............................      8

Performance Data............................................      8

General Descriptions
    The Minnesota Mutual Life Insurance Company.............      9
    Separate Account........................................      9
    Advantus Series Fund, Inc...............................      9
    Additions, Deletions or Substitutions...................     10

Contract Charges
    Sales Charges...........................................     11
    Risk Charge.............................................     11
    Mortality and Expense Risk Charges......................     11
    Administration Charge...................................     12

Voting Rights...............................................     12

Description of the Contracts
    General Provisions......................................     12
    Annuity Payments and Options............................     14
    Death Benefits..........................................     15
    Purchase Payments and Value of the Contract.............     16
    Redemptions.............................................     17

Federal Tax Status..........................................     20

Year 2000 Computer Problem..................................     25

Statement of Additional Information.........................     26

Appendix A--Computation and Examples of Withdrawals.........     27

Appendix B--Immediate Variable Annuity Illustration.........     29


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THE PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

AGE: the age of a person at nearest birthday.

ANNUITANT: the person named on page one of the contract who may receive lifetime benefits under the contract. Except in the event of the death of either annuitant prior to the annuity payment commencement date, joint annuitants will be considered a single entity.

ANNUITY PAYMENT COMMENCEMENT DATE: the first annuity payment date as specified on page one of the contract.

ANNUITY PAYMENT DATE: each day indicated by the annuity payment commencement date and the annuity payment frequency for an annuity payment to be determined. This is shown on page one of the contract.

ANNUITY PAYMENTS: payments made at regular intervals to the annuitant or any other payee. The annuity payments will increase or decrease in amount. The changes will reflect the investment experience of the sub-account of the separate account.

ANNUITY UNIT: the standard of value for the variable annuity payment amount.

BENEFICIARY: the person, persons or entity designated to receive death benefits payable under the contract in the event of the annuitant's death.

CASH VALUE: the dollar amount available for withdrawal under the contract at any time. A cash value exists only as long as both the number of cash value units and the applicable factor from the cash value factor table shown in the contract are greater than zero.

CASH VALUE PERIOD: the time during which a cash value exists under the contract. The cash value period begins on the annuity commencement date and ends on the cash value end date shown on page one of the contract.

CASH VALUE UNIT: the measure of your interest in the Separate Account that is available for withdrawal under the contract during the cash value period.

CODE: the Internal Revenue Code of 1986, as amended.

CONTRACT DATE: the effective date of a contract.

FUND: Advantus Series Fund, Inc. or any mutual fund or separate investment portfolio within a series mutual fund which is designated as an eligible investment for the Separate Account.

GENERAL ACCOUNT: all of our assets other than those in the Separate Account or in other separate accounts established by us.

GUARANTEED MINIMUM ANNUITY PAYMENT AMOUNT: the amount which is guaranteed as the minimum annuity payment amount. This amount is payable regardless of the performance of the Sub-Account. Purchase payments and cash value withdrawals will cause this guaranteed minimum annuity payment amount to be adjusted. The adjustment will reflect your new interest in the Separate Account.

JOINT OWNER: the person designated to share equally in the rights and privileges provided to the owner of this contract. Only you and your spouse may be named as a joint owner.

PLAN: a tax-qualified employer pension, profit-sharing, or annuity purchase plan under which benefits are to be provided by the variable annuity contracts described herein.

PURCHASE PAYMENT DATE: the date we receive a purchase payment in our home office.

PURCHASE PAYMENTS: amounts paid to us as consideration for the benefits provided by the contract.

SEPARATE ACCOUNT: a separate investment account entitled Minnesota Mutual Variable Annuity Account. This separate account was established by us under Minnesota law. The Separate Account is composed of several sub-accounts. The assets of the Separate Account are ours. Those assets are not subject to claims arising out of any other business which we may conduct.

SURRENDER VALUE: the surrender value of the contract shall be the total annuity value as of the date of surrender plus the amounts deducted from purchase payments. These include deductions for sales charges, risk charges and state premium taxes where applicable.

TOTAL ANNUITY VALUE: the total annuity value represents your total interest in the Separate Account.

VALUATION DATE: any date on which a Fund is valued.

VALUATION PERIOD: the period between successive valuation dates measured from the time of one determination to the next.

VARIABLE ANNUITY: an annuity providing for payments varying in amount in accordance with the investment experience of the Fund.

WE, OUR, US: The Minnesota Mutual Life Insurance Company.

WRITTEN REQUEST: a request in writing signed by you. In the case of joint owners, the signatures of both owners will be required to complete a written request. In some cases, we may provide a form for your use. We may also require that the contract be sent to us along with your written request.

YOU, YOUR: the owner of this contract. The owner may be the annuitant or someone else. The owner shall be that person or entity named as owner in the application.

1940 ACT: the Investment Company Act of 1940, as amended, or any similar successor federal legislation.

------------------------------------------------------------------------
QUESTIONS AND ANSWERS ABOUT THE VARIABLE ANNUITY CONTRACT

WHAT IS AN ANNUITY?
An annuity is a series of payments for the life of a person or for the joint lifetimes of the annuitant and another person and thereafter during the lifetime of the survivor. An annuity with payments which are guaranteed as to amount during the payment period is a fixed annuity. An annuity with payments which vary during the payment period in accordance with the investment experience of a separate account of an insurance company is called a variable annuity.

WHAT IS AN IMMEDIATE ANNUITY?
An immediate annuity is a contract which provides for annuity payments beginning within a relatively short period after the issue of the contract. This type of annuity is distinguished from a deferred annuity where contract values may be left with an insurance company or separate account for some years prior to the time that annuity payments begin. For the contract described in this Prospectus, annuity payments must begin within 12 months from the day that the contract is issued. In some states this period may be shortened so that the contract may be considered to be an immediate annuity within that state.

WHAT IS THE CONTRACT OFFERED BY THIS PROSPECTUS?
The contract is an immediate, variable annuity contract which provides for scheduled annuity payments. Annuity payments may be received on a monthly, quarterly, semi-annual or annual basis. These payments may begin immediately and must begin on a date within 12 months after the issue date of the contract. Purchase payments received by us under a contract are allocated to the Separate Account. In the Separate Account, your purchase payments are put into a Sub-Account which invests only in the Index 500 Portfolio of the Fund.

IS THERE A GUARANTEED MINIMUM ANNUITY PAYMENT AMOUNT?
Yes. You will receive at least the guaranteed minimum annuity payment amount specified in your contract. Each variable annuity payment will vary upwards or downwards in accordance with the performance of the Sub-Account, however, unless it would be less than the guaranteed minimum annuity payment amount. Under the terms of the contract's guarantee provisions, at each annuity payment date, we will pay the annuitant or annuitants the greater of: (a) the annuity payment amount determined by multiplying the number of annuity units times the annuity unit value; or (b) the guaranteed minimum annuity payment amount currently in force for the contract.
  We guarantee that variable annuity payments will always be at least 85% of the initial variable annuity payment amount. This guaranteed amount is determined on the contract issue date and shown on page one of the contract. If an additional purchase payment is made, we will guarantee that variable annuity payments will always be at least 85% of the annuity amount attributable to that additional purchase payment, plus the amount already guaranteed at the time of that purchase payment. Withdrawals of cash value amounts under the contract will reduce the guaranteed annuity payment amount by the same proportion that the withdrawal reduces the number of annuity units under the contract.

IS THE AMOUNT OF THE CASH VALUE OF THE CONTRACT GUARANTEED?
No. The cash value of the contract decreases as annuity payments are made and it also increases or decreases based upon the performance of the Sub-Account of the Separate Account as reflected in the annuity unit value. We do not guarantee the performance of any Sub-Account, nor do we guarantee the annuity unit value, which may fall to zero. The performance of the Sub-Account will not affect the duration of the cash value period.

ARE THERE LIMITATIONS ON PURCHASE PAYMENTS?
Yes. A purchase payment in an amount of at least $10,000 will be required in order for us to issue the contract. A contract will not be issued if an initial purchase payment is tendered which is less than that amount.
  After the contract has been issued, you may make additional purchase payments, but only until the end cash value period of the contract. This period is shown on page one of the contract. Additional purchase payments may be made only while the annuitant is alive. Additional purchase payments must be in an amount of at least $5,000. We will waive this contract limitation for amounts which are received after the contract effective date as part of an integrated rollover or
Section 1035 transaction.
  WHEN ADDITIONAL PURCHASE PAYMENTS ARE MADE UNDER AN EXISTING IMMEDIATE VARIABLE ANNUITY CONTRACT, THOSE PURCHASE PAYMENTS FOR TAX PURPOSES WILL NOT RESULT IN A RECALCULATION OF THE OWNER'S INVESTMENT IN THE CONTRACT AND A DETERMINATION OF A NEW EXCLUSION AMOUNT. THE AMOUNT OF THOSE ADDITIONAL PURCHASE PAYMENTS WILL BE TAXABLE WHEN DISTRIBUTED, AS AN ANNUITY OR OTHERWISE.
  For more information on these matters, see the heading "Federal Tax Status," in this Prospectus.
  WE RESERVE THE RIGHT TO SUSPEND THE SALE OF THESE CONTRACTS AND TO TERMINATE YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE CONTRACT.
  You may not make total purchase payments which exceed the amount of $1,000,000 except with our prior consent.

WHAT INVESTMENT OPTIONS ARE AVAILABLE FOR THE SEPARATE ACCOUNT?
Purchase payments are allocated to the Sub-Account and are invested only in shares of the Index 500 Portfolio of the Fund. The Fund is a mutual fund of the series type, which means that it has several different portfolios which it offers for investment. Shares of the Index 500 Portfolio are made available at net asset value to the Separate Account to fund the contracts. The Fund is also required to redeem its shares at net asset value at our request. The investment objectives and certain policies of the Index 500 Portfolio are as follows:
      The Portfolio seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor's Corporation 500 Composite Stock Price Index (the "Index"). It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. All common stocks, including those in the Index, involve greater investment risk than debt securities. The fact that a stock has been included in the Index affords no assurance against declines in the price or yield performance of that stock.
  There is no assurance that the Portfolio will meet its objectives. Additional information concerning the investment objectives and policies of the Portfolio can be found in the current prospectus for the Fund, which is attached to this Prospectus.

ARE OTHER PORTFOLIOS AVAILABLE?
No. All Separate Account assets of these contracts are invested in the Index 500 Portfolio of the Fund.

WHAT CHARGES ARE ASSOCIATED WITH THE CONTRACTS?
Under the contract there are certain charges which are made as deductions from purchase payments and other charges which are made directly to the assets held in the Separate Account.
  A deduction for a sales charge and a risk charge is made from purchase payments. The sales charge is based upon the cumulative amount of total purchase payments made under the contracts, including any new purchase payments. In addition, for purchases of multiple contracts made by an identical owner or owners at different times, purchase payments made under all contracts will be aggregated solely for the purpose of determining the sales charge applicable to those purchase payments made to later contracts. For additional information on multiple contracts, see the heading "Federal Tax Status," on page 20 of this Prospectus. The charges are illustrated in the table shown below.

                                 SALES CHARGE AS A
  CUMULATIVE TOTAL PURCHASE        PERCENTAGE OF
          PAYMENTS               PURCHASE PAYMENTS
-----------------------------  ---------------------
$            0 to  499,999.99         4.500%
       500,000 to  749,999.99         4.125%
      750,000 to 1,000,000.00         3.750%

  The risk charge is also deducted from each purchase payment when made. This charge is for guaranteeing the minimum annuity payment amount as shown in the contract. The risk charge may be as much as 2% of each purchase payment. Currently, a deduction for this charge is made at the per annum rate of 1.25% of purchase payments made to the contract. This rate is not guaranteed for future purchase payments made under the contract and may change based upon our experience in guaranteeing the annuity payment levels based upon the performance of the Index 500 Portfolio of the Fund.
  A deduction is made from the value of the Sub-Account on a daily basis for our assumption of mortality and expense risks and for administrative charges under the contract.
  We deduct from the net asset value of the Separate Account an amount, computed daily, not to exceed an annual rate of 1.40% for mortality and expense risk guarantees. Currently, our charge for mortality and expense risk guarantees total .80%. This total represents a charge of .55% for our assumption of mortality risks and .25% for our assumption of expense risks. We reserve the right to increase the charge for our assumption of mortality risks to not more than .80% and our charge for our assumption of expense risks to not more than
 .60%. If these charges are increased to this maximum amount, then the total of the mortality risk and expense risk charges would be 1.40% on an annual basis. For more information on these charges, please see the heading "Contract Charges," on page 11 of this Prospectus.
  In addition, Advantus Capital Management, Inc. ("Advantus Capital"), one of our subsidiaries, acts as the investment adviser to the Fund and deducts from the net asset value of each Portfolio of the Fund a fee for its services which are provided under an investment advisory agreement. The investment advisory agreement provides that the fee shall be computed at the annual rate which may not exceed .40% of the Index 500 Portfolio. The Fund is subject to certain expenses that may be incurred with respect to its operation and those expenses are allocated among the Portfolios. For more information on the Fund, see the prospectus of the Fund which is attached to this Prospectus.
  We deduct from the net asset value of the Separate Account an amount, computed daily, not to exceed an annual rate of .40% for administrative expenses. Currently, our administrative charge is .15% on an annual basis. For more information on this item, please see the heading "Contract Charges," on page 11 of this Prospectus.
  Deductions for any applicable premium taxes may also be made (currently such taxes range from 0.0% to 3.5%) depending upon applicable law.
  For more information on charges, see the heading "Contract Charges," in this Prospectus.

CAN YOU SURRENDER THE CONTRACT?
Yes. At any time before annuity payments begin, you can surrender the contract for its surrender value. The surrender value of the contract shall be its total annuity value as of the date of surrender plus the amounts deducted from your purchase payments for sales charges, risk charges and state premium taxes where applicable.

CAN YOU MAKE WITHDRAWALS FROM THE CONTRACT?
Yes. At any time during the cash value period, you can make withdrawals of the cash value of the contract, pursuant to your written request. Each withdrawal must be in an amount of at least $500 or, if the cash value of the contract is less than that amount, all of the total remaining cash value in the contract must be withdrawn. Withdrawals are not allowed during the period before annuity payments begin.
  A withdrawal of all or a portion of the cash value of the contract, subject to the dollar limitations described above, may be made during the "cash value period" of the contract. The amount of the cash value available for withdrawal is equal to: (a) times (b) times (c), where (a) is the number of cash value units credited to the contract, (b) is the current annuity unit value and (c) is the appropriate cash value factor set forth in a table included in the contract. The cash value period begins at the annuity commencement date of the contract and runs for a period approximately equal to the annuitant's life expectancy at the time the contract is issued. The number of cash value units and the cash value period are shown on page one of each contract. If you make subsequent purchase payments or withdrawals a new page one of the contract will be provided to you.

  When a withdrawal is made during the cash value period, the amount of the annuity payment to be received by the annuitant after the withdrawal will be recalculated and the guaranteed minimum annuity payment amount must be redetermined as well, both of which will be adjusted downward to reflect the withdrawal of cash values. For a description of the operation of the contract's provisions on withdrawal and surrender see the heading "Redemptions," found on page 17 of this Prospectus.
  WHEN WITHDRAWALS ARE TAKEN FROM THE CASH VALUE, ALL AMOUNTS RECEIVED BY THE TAXPAYER ARE TAXABLE AS ORDINARY INCOME IN THE YEAR IN WHICH THE WITHDRAWALS ARE TAKEN. THOSE AMOUNTS ARE TAXABLE TO THE RECIPIENT WITHOUT REGARD TO THE OWNER'S INVESTMENT IN THE CONTRACT OR ANY INVESTMENT GAIN IN THE CONTRACT. FOR MORE INFORMATION ON THESE MATTERS, SEE THE HEADING "FEDERAL TAX STATUS," ON PAGE 20 OF THIS PROSPECTUS. CONSULT WITH YOUR TAX ADVISER.

DO YOU HAVE A RIGHT TO CANCEL THE CONTRACT?
Yes. You may cancel the contract any time within ten days of your receipt of the contract by returning it to us or your agent.

WHAT ANNUITY OPTIONS ARE AVAILABLE?
The contracts allow for the selection of one of two variable annuity options. One provides for lifetime variable annuity payments based on the life of a single annuitant, the other provides for the lifetime variable annuity payments based upon the combined lives of joint annuitants.

WHAT HAPPENS IF THE ANNUITANT DIES?
If the annuitant, or one of the named joint annuitants dies before annuity payments begin, we will pay a death benefit to you or the named beneficiary. This death benefit will be the sum of the contract's total annuity value plus the amounts deducted from the contract's purchase payments for sales charges, risk charges and state premium taxes, where applicable.
  If the annuitant dies after annuity payments have begun, or after the second death in the case of joint annuitants, we will pay a death benefit which shall be equal to the cash value, if any, of the contract as of the date of the annuitant's death. The death benefit will be paid to the beneficiary named in the application for the contract or as subsequently changed. In each case, the beneficiary may elect to receive annuity payments during the remainder of the cash value period rather than a lump sum benefit. For a description of the calculation of the amount of those annuity payments, please see the headings "Annuity Payments and Options" and "Death Benefits" found on pages 14 and 15 of this Prospectus, respectively.

WHAT VOTING RIGHTS DO YOU HAVE?
Contract owners and annuitants will be able to direct us as to how to vote shares of the Portfolio held for their contracts in the Sub-Account of the Separate Account. For more information on this subject, please see the heading entitled "Voting Rights," found on page 12 of this Prospectus.

------------------------------------------------------------------------
EXPENSE TABLE
The following contract expense information is intended to illustrate the expenses of the individual, immediate variable annuity contract. All expenses shown are rounded to the nearest dollar. The information contained in the tables must be considered with the narrative information which immediately follows them in this heading.

INDIVIDUAL, IMMEDIATE VARIABLE ANNUITY CONTRACT
CONTRACT OWNER TRANSACTION EXPENSES

                                                SALES CHARGE AS A
                 CUMULATIVE                       PERCENTAGE OF
           TOTAL PURCHASE PAYMENTS              PURCHASE PAYMENTS
---------------------------------------------  --------------------
$      0 to  499,999.99......................        4.500%
 500,000 to  749,999.99......................        4.125%
 750,000 to 1,000,000.00.....................        3.750%

Risk Charge.......................................              1.25%
                                                               ------
    Total Contract Expenses (assuming maximum                   5.75%
      sales charge)...............................
                                                               ------
                                                               ------
    SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average account value)
    Mortality and Expense Risk Fees*..............              0.80%
    Administrative Charge*........................              0.15%
                                                               ------
        Total Separate Account Annual Expenses....              0.95%
                                                               ------
                                                               ------
ADVANTUS SERIES FUND, INC. INDEX 500 PORTFOLIO
ANNUAL EXPENSES
(as a percentage of average net assets)
    Index 500 Portfolio
    Management Fees...............................               .40%
    Other Expenses................................               .05%
                                                                -----
        Total Index 500 Portfolio Annual                         .45%
          Expenses................................
                                                                -----
                                                                -----
EXAMPLE:

                                                     1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    --------   --------   --------   --------
    Whether or not you surrender your contract at
      the end of the applicable time period:
        You would pay the following expenses on a
          $10,000 investment as of the end of the
          period indicated, assuming a 5% annual
          return on assets:.......................  $   709    $   993    $  1,297   $ 2,158

*Under the terms of the contract, total mortality and expense risk fees may be increased to as much as 1.40% (provided any necessary regulatory approvals are obtained) and the administrative charge may be increased to as much as .40%.

These figures are based on the assumption that the contract will accumulate value prior to the annuity payment commencement date at a 5% annual return on assets for one, three, five and ten years, respectively. The maximum period allowable between the issuance of a contract and the commencement of annuity payments is one year.
  The tables shown above are to assist a contract owner in understanding the costs and expenses that a contract will bear directly or indirectly. For more information on contract costs and expenses, see the Prospectus heading "Contract Charges" and the information immediately following. The table does not reflect deductions for any applicable premium taxes which may be made from each purchase payment depending upon applicable law. The examples contained in this table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION

The financial statements of Minnesota Mutual Variable Annuity Account and the consolidated financial statements of The Minnesota Mutual Life Insurance Company may be found in the Statement of Additional Information. No condensed financial information is presented as the variable annuity contract described in this Prospectus has no accumulation units or associated information.


------------------------------------------------------------------------
PERFORMANCE DATA


From time to time the Variable Annuity Account may publish advertisements containing performance data relating to the Sub-Account. Performance data will consist of average annual total return quotations for recent one-year, five-year and ten-year periods. Performance data may also include cumulative total return quotations for the period since June 1, 1987 or average annual total return quotations for periods other than as described above. Performance figures are based on historical performance information on the assumption that the contracts offered by this Prospectus were available for sale on June 1, 1987 and could accumulate value prior to the commencement of annuity payments for periods in excess of one year. The figures are not intended to suggest that such performance will continue in the future.
  Average annual total return figures are the average annual compounded rates of return required for an initial investment to equal its total annuity value at the end of the period. The total annuity value will reflect the sales and risk charges deducted from purchase payments as well as all other contract charges. Cumulative total return figures are the percentage changes between the value of an initial investment and its total annuity value at the end of the period. Cumulative total return figures will not reflect the deduction of any amounts from purchase payments. Cumulative total return figures will always be accompanied by average annual total return figures. More detailed information on the computations is set forth in the Statement of Additional Information.

------------------------------------------------------------------------
GENERAL DESCRIPTIONS

A.  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY

We are a mutual life insurance company organized in 1880 under the laws of Minnesota. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098, telephone: (612) 665-3500, after September 1, 1998, (651) 665-3500.
We are licensed to do a life insurance business in all states of the United States (except New York where we are an authorized reinsurer), the District of Columbia, Canada, Puerto Rico and Guam.


B.  SEPARATE ACCOUNT
A separate account called the Minnesota Mutual Variable Annuity Account was established on September 10, 1984, by our Board of Trustees in accordance with certain provisions of the Minnesota insurance law. The Separate Account is registered as a "unit investment trust" with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 (the "1940 Act"), but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account. The Separate Account meets the definition of a "separate account" under the federal securities laws.
  The Minnesota law under which the Separate Account was established provides that the assets of the Separate Account shall not be chargeable with liabilities arising out of any other business which we may conduct, but shall be held and applied exclusively to the benefit of the holders of those variable annuity contracts for which the Separate Account was established. The investment performance of the Separate Account is entirely independent of both the investment performance of our General Account and of any other separate account which we may have established or may later establish. All obligations under the contracts are general corporate obligations of Minnesota Mutual.
  The Separate Account has one Sub-Account to which contract owners may allocate purchase payments to the contracts described in this Prospectus. The only Sub-Account which is available to the contract is that which invests in the Index 500 Portfolio.

C.  ADVANTUS SERIES FUND, INC.

The Variable Annuity Account currently invests exclusively in Advantus Series Fund, Inc. (the "Fund"), a mutual fund of the series type which is advised by Advantus Capital Management, Inc. Prior to May 1, 1997, the name of the Fund was "MIMLIC Series Fund, Inc." The Fund is registered with the Securities and Exchange Commission as a diversified, open-end management investment company (except for Global Bond Portfolio which is operated as a non-diversified open-end management company), but such registration does not signify that the Commission supervises the management, or the investment practices or policies, of the Fund. The Fund issues its shares, continually and without sales charge, only to us and our separate accounts, which currently include the Variable Annuity Account, the Group Variable Annuity Account, Variable Fund D, the Variable Life Account and the Variable Universal Life Account. The Fund may be made available to other separate accounts as new products are developed and may be used as the underlying investment medium for separate accounts of the Northstar Life Insurance Company, a wholly-owned life insurance subsidiary of ours domiciled in the state of New York. Shares are sold and redeemed at net asset value. In the case of a newly issued contract, purchases of shares of the Portfolio of the Fund in connection with the first purchase payment will be based on the values next determined after issuance of the contract by us. Redemptions of shares of the

Portfolio of the Fund are made at the net asset value next determined after we receive a request for transfer, partial withdrawal or surrender at our home office. In the case of outstanding contracts, purchases of shares of the Portfolio of the Fund for the Variable Annuity Account are made at the net asset value of such shares next determined after receipt by us of contract purchase payments.

  The Fund's investment adviser is Advantus Capital Management, Inc. ("Advantus Capital"). Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company ("MIMLIC Management") which, prior to May 1, 1997, served as investment adviser to the Fund. MIMLIC Management is a wholly-owned subsidiary of Minnesota Mutual. It acts as an investment adviser to the Fund pursuant to an advisory agreement.

  The only Portfolio of the Fund which is available for investment by the contract described in this Prospectus is the Index 500 Portfolio.
  A prospectus for the Fund is attached to this Prospectus. A person should carefully read the Fund's prospectus before investing in the contract.

D.  ADDITIONS, DELETIONS OR SUBSTITUTIONS
We retain the right, subject to any applicable law, to make substitutions with respect to the investments of the Sub-Accounts of the Separate Account. If investment in a fund should no longer be possible or if we determine it becomes inappropriate for contracts of this class, we may substitute another fund for a sub-account. Substitution may be with respect to existing total annuity values and cash values, future purchase payments and future annuity payments.
  We reserve the right to transfer assets of the separate account to another separate account. If this type of transfer is made, the term separate account, as used in the contract, shall then mean the separate account to which the assets were transferred.
  We may also establish additional Sub-Accounts in the Separate Account and we reserve the right to add, combine or remove any Sub-Accounts of the Separate Account. Each additional Sub-Account will purchase shares in a new portfolio or mutual fund. Such Sub-Accounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant such action. Similar considerations will be used by us should there be a determination to eliminate one or more of the Sub-Accounts of the Separate Account. The addition of any investment option will be made available to existing contract owners on such basis as may be determined by us.
  We also reserve the right, when permitted by law, to de-register the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), to restrict or eliminate any voting rights of the contract owners, and to combine the Separate Account with one or more of our other separate accounts.
  Shares of the Portfolios of the Fund are also sold to other of our separate accounts, which are used to receive and invest premiums paid under our variable life policies. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Fund simultaneously. Although neither Minnesota Mutual nor the Fund currently foresees any such disadvantages either to variable life insurance policy owners or to variable annuity contract owners, the Fund's Board of Directors intends to monitor events in order to identify any material conflicts between such policy owners and contract owners and to determine what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example,
(1) changes in state insurance laws, (2) changes in federal income tax laws, (3) changes in the investment management of any of the Portfolios of the Fund, or
(4) differences in voting instructions between those given by policy owners and those given by contract owners.

------------------------------------------------------------------------
CONTRACT CHARGES

Under this contract, there are certain deductions for charges which are made from purchase payments and other charges which are made directly to the Separate Account. Deductions from purchase payments are made for sales charges, risk charges and state premium taxes, where applicable. Deductions for the mortality risk charge, expense risk charge and the administrative charge are all deducted on each valuation date from the Separate Account.

A.  SALES CHARGES

A sales charge is deducted from the purchase payments using the percentages shown in the table below:

                                 SALES CHARGE AS A
  CUMULATIVE TOTAL PURCHASE    PERCENTAGE OF PURCHASE
          PAYMENTS                    PAYMENTS
-----------------------------  ----------------------
$            0 to  499,999.99           4.500%
       500,000 to  749,999.99           4.125%
      750,000 to 1,000,000.00           3.750%

  The applicable percentage from the chart will be based on the total cumulative purchase payments to the date of payment, including the new purchase payment. In addition, for purchases of multiple contracts made by an identical owner or owners at different times, purchase payments made under all contracts will be aggregated solely for the purpose of determining the sales charge applicable to those purchase payments made to later contracts. For additional information on multiple contracts, see the heading "Federal Tax Status," on page 20 of this Prospectus.

  These sales charges may be waived in whole or in part in certain circumstances where sales expenses are not paid at the time of sale to registered representatives and broker-dealers responsible for the sale of the contracts or where the contract is sold in anticipation of reduced expenses in group or group-type situations. No elimination or reduction of the sales charge will be permitted where that reduction or elimination would be unfairly discriminatory to any person or class of persons.

B.  RISK CHARGE

A risk charge is also deducted from each purchase payment for our guarantee of the minimum annuity payment amount shown on page one of the contract and described herein under the heading "The Guaranteed Minimum Annuity Payment Amount", on page 15 of this Prospectus. The risk charge may be as much as 2% of each purchase payment. Currently, a deduction for this charge is made at the per annum rate of 1.25% of purchase payments made to the contract. This rate is not guaranteed for future purchase payments made under the contract and may change based upon our experience in guaranteeing the annuity payment levels based upon the performance of the Portfolio.

  If this deduction proves to be insufficient to cover the actual cost of the risk assumed by us in providing a guaranteed minimum as to the amount of each variable annuity payment made under a contract, then we will absorb the resulting losses and make sufficient transfers to the Separate Account from our General Account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us.

C.  MORTALITY AND EXPENSE RISK CHARGES

We assume the mortality risk under the contracts by our obligation to continue to make scheduled annuity payments, determined in accordance with the annuity rate tables and other provisions contained in the contracts, to each annuitant regardless of how long that annuitant lives or all annuitants as a group live. This assures an annuitant that neither the annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the scheduled annuity payments received under the contract. Actual mortality results incurred by us shall not adversely affect any payments or values under this contract.

  We assume an expense risk by assuming the risk that deductions provided for in the contracts for the sales and administrative expenses will be adequate to cover our actual expenses incurred. Actual expense results incurred by us shall not adversely affect any payments or values under this contract.

  For assuming these risks, we currently make a deduction from the net asset value of the Separate Account of an amount, computed daily, equal to an annual rate of .80% for mortality and expense risk guarantees. This is composed of a deduction of 0.55% for the mortality expense risk charge and 0.25% for the expense risk charge. We reserve the right to increase the charge for the assumption of the mortality risk to 0.80% and the assumption of expense risks to 0.60%. If these charges are increased to the maximum amount, then the total for the mortality risk and expense risk charges would be 1.40% on an annual basis.

  For a discussion of how these charges are applied in the calculation of the annuity unit value, please see the discussion entitled "Purchase Payments and Value of the Contract" on page 16.

  If these deductions prove to be insufficient to cover the actual cost of the expense and mortality risks assumed by us, then we will absorb the resulting losses and make sufficient transfers to the Separate Account from our General Account, where appropriate. Conversely, if these deductions prove to be more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, any excess will be profit (or "surplus") to us. Some or all of such profit may be used to cover any distribution costs not recovered through the sales charge.

D.  ADMINISTRATION CHARGE
We perform all administrative services relative to the contract. These services include the review of applications for compliance with our issue criteria, the preparation and issue of the contract, the receipt of purchase payments, forwarding amounts to the Fund for investment, the calculation of the guaranteed minimum annuity payment amount, the preparation and mailing of periodic reports and the performance of other services.
  As consideration for providing these services, we currently make a deduction from the Separate Account at the annual rate of 0.15%. We reserve the right to increase this charge, based upon our experience with these contracts, to a maximum which shall not exceed the amount of 0.40%.

------------------------------------------------------------------------
VOTING RIGHTS

We will vote fund shares held in the Separate Account at the regular and special meetings of the Fund. We will vote shares attributable to contracts in accordance with instructions received from the annuitant or annuitants or, during the surrender period of the contract, from the owner, if different from the annuitants. In the event no instructions are received from the person or persons entitled to direct such a vote, we will vote shares attributable to that contract in the same proportion as shares of the Portfolio held by the Sub-Account for which instructions have been received. If, however, the 1940 Act, any regulation under that Act, or any interpretations of that Act or the regulations under it, should change so that we may be allowed to vote shares in our own right, then we may elect to do so.
  The number of votes will be determined by dividing the total annuity value for each contract allocated to the Sub-Account by the net asset value per share of the underlying Fund shares held by that Sub-Account. The votes attributable to any particular contract will decrease as the reserves decrease. In determining any voting interest, fractional shares will be recognized.
  We will notify each person entitled to vote of a Fund shareholders' meeting if the shares held for his or her contract may be voted at that meeting. We will also provide proxy materials and a form of instruction to facilitate provision of voting instructions.

------------------------------------------------------------------------
DESCRIPTION OF THE CONTRACTS

A.  GENERAL PROVISIONS

1.  TYPES OF CONTRACTS OFFERED

    (a) Variable Annuity Contract

    The contract is an individual, immediate, variable annuity contract issued by us which provides for scheduled annuity payments on a monthly, quarterly, semi-annual or annual basis. These payments may begin immediately and must begin on a date within 12 months after the issue date of the contract. Purchase payments received by us under a contract are allocated to the Separate Account. In the Separate Account, your purchase payments are put into a Sub-Account which are then invested in the Portfolio.

    This type of contract may be used in connection with a pension or profit sharing plan under which plan contributions have been accumulating. It may be used in connection with a plan which has previously been funded with insurance or annuity contracts. It may also be purchased by individuals not as a part of any qualified plan. The contract provides for a variable annuity which is paid on the basis of a single or joint life annuity. Once made, the annuity option elected may not be changed.

2.  ISSUANCE OF CONTRACTS
The contracts are issued to you, the contract owner named in the application. The owner of the contract may be the annuitant or someone else and the contract may be owned by two persons jointly.

3.  MODIFICATION OF THE CONTRACTS
A contract may be modified at any time by written agreement between you and us. However, no such modification will adversely affect the rights of an annuitant under the contract unless the modification is made to comply with a law or government regulation. Such a modification will be in writing. You will have the right to accept or reject the modification, except in circumstances where, when the contract is used in a tax-qualified arrangement, and the change is required to conform the contract with tax laws or regulations.

4.  ASSIGNMENT
The annuitant, or the joint annuitants, can direct or assign the annuity payments to be made under the contract so that they are paid to someone else. We will not be bound by any assignment until we have recorded a written request of it at our home office. We are not responsible for the validity of any assignment. An assignment will not apply to any payment or action before it was recorded. Any claim made by an assignee will be subject to proof of the assignee's interest and the extent of the assignment.
  If the contract is sold in connection with a tax-qualified program (including employer-sponsored employee pension benefit plans, tax-sheltered annuities and individual retirement annuities), your or the annuitant's interest may not be assigned, sold, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose. To the maximum extent permitted by law, benefits payable under the contract shall be exempt from the claims of creditors.

5.  LIMITATIONS ON PURCHASE PAYMENTS
Purchase payments must be made at our home office. Our home office is at 400 Robert Street North, St. Paul, Minnesota 55101-2098. When we receive a purchase payment from you at our home office, we will send you a confirmation statement and an updated page one for the contract.
  A purchase payment in an amount of at least $10,000 will be required in order for us to issue the contract. A contract will not be issued if an initial purchase payment is made which is less than that amount.
  After the contract has been issued, you may make additional purchase payments, but only during the cash value period of the contract as shown on page one. These additional purchase payments may be made only while the annuitant is alive. Additional purchase payments must be in an amount of at least $5,000. We will waive this contract provision for amounts which are received after the contract effective date as part of an integrated rollover or Section 1035 transaction. When additional purchase payments are made, those purchase payments will not result in a recalculation of the owner's investment in the contract and a determination of a new exclusion amount. For more information on these matters, see the heading "Federal Tax Status," in this Prospectus. You may also wish to consult with your tax adviser. WE RESERVE THE RIGHT TO SUSPEND THE SALE OF THESE CONTRACTS AND TO TERMINATE YOUR ABILITY TO MAKE ADDITIONAL PURCHASE PAYMENTS INTO THE CONTRACT.
  You may not make total purchase payments which exceed the amount of $1,000,000 except with our prior consent.
  Some states will limit these contracts to a single purchase payment and contracts issued there are so limited.
  There may be limits on the maximum contributions to retirement plans that qualify for special tax treatment.

6.  DEFERMENT OF PAYMENT
Whenever any payment under a contract is to be made in a single sum, payment will be made within seven days after the date such payment is called for by the terms of the contract, except as payment may be subject to postponement for:

    (a) any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings, or during which trading on the New York Stock Exchange is restricted, as determined by the Commission;

    (b) any period during which an emergency exists as determined by the Commission as a result of which it is not reasonably practical to dispose of securities in the Fund or to fairly determine the value of the assets of the Fund; or

    (c) such other periods as the Commission may by order permit for the protection of the contract owners.

7.  PARTICIPATION IN DIVISIBLE SURPLUS
The contracts participate in our divisible surplus, according to the annual determination of our Board of Trustees as to the portion, if any, of our divisible surplus which has accrued on the contracts.
  No assurance can be given as to the amount of divisible surplus, if any, that will be distributable under these contracts in the future. Such amount may arise if mortality and expense experience is more favorable than assumed. When any distribution of divisible surplus is made, it will take the form of the purchase of additional annuity units.

B.  ANNUITY PAYMENTS AND OPTIONS

1.  ANNUITY PAYMENTS
Variable annuity payments are determined on the basis of (a) the mortality table specified in the contract, which reflects the age of the annuitant or the joint annuitants, and (b) the investment performance of the Sub-Account. The amount of the variable annuity payments will not be affected by adverse mortality experience or by an increase in our expenses in excess of the expense deductions provided for in the contract. The annuitant will receive the value of a fixed number of annuity units on each scheduled annuity payment date. The value of such units, and thus the amount of each scheduled annuity payment will reflect investment gains and losses and investment income of the Portfolio. The amount of the annuity payment may increase or decrease from one annuity payment date to the next unless affected by the guaranteed minimum annuity payment amount.

2.  ELECTING THE ANNUITY COMMENCEMENT DATE
The contracts are issued as immediate annuities on the contract date. When you purchase a contract, you must indicate the annuity commencement date which, in any event, must be within 12 months from the contract date. Some jurisdictions may restrict this time limit to a shorter period.
  An annuity payment may begin on any day of the month. Annuity payments may be received on a monthly, quarterly, semi-annual or annual basis.
  Benefits under retirement plans that qualify for special tax treatment generally must commence no later than the April 1 following the year in which the participant reaches age 70 1/2 and are subject to other conditions and restrictions.

3.  ANNUITY FORMS
The contracts provide for two lifetime annuity forms, a life annuity or a joint and last survivor annuity. Each annuity payment option is available only as a variable annuity. No additional optional annuity forms are provided or allowed under the contracts.

LIFE ANNUITY
This is a scheduled annuity payable during the lifetime of the annuitant. Annuity payments terminate with the last scheduled payment preceding the death of the annuitant if the annuitant's death occurs after the cash value period has expired. If the annuitant dies during the cash value period, the beneficiary will be paid a death benefit that permits the beneficiary to elect to continue receiving payments until the end of the cash value period or to withdraw some or all of the cash value amount. Annuity payment amounts payable as a death benefit will be reduced for any cash value withdrawals received by the beneficiary.

JOINT AND LAST SURVIVOR ANNUITY
This is a scheduled annuity payable during the joint lifetime of the annuitant and a designated joint annuitant and continuing thereafter during the remaining lifetime of the survivor. If the last surviving annuitant dies during the cash value period, the beneficiary will be paid a death benefit that permits the beneficiary to elect to continue receiving payments until the end of the cash value period or to withdraw some or all of the cash value. Annuity payment amounts payable as a death benefit will be reduced for any cash value withdrawals received by the beneficiary. If this option is elected, the contract and payments shall then be the joint property of the annuitant and the designated joint annuitant.
  The amount of the first scheduled payment depends on the annuity form elected and the age of the annuitant and the joint annuitant, if any.

4.  DETERMINATION OF AMOUNT OF VARIABLE ANNUITY PAYMENTS
Unless annuity payments are based on the guaranteed minimum annuity payment amount, the dollar amount of each variable annuity payment is equal to the number of annuity units credited to the contract multiplied by the annuity unit value as of the due date of the payment. A number of annuity units is credited at issuance of the contract based upon the initial annuity payment amount attributable to the initial purchase payment received for the contract. The number of annuity units to be credited is determined by dividing the initial annuity payment amount by the annuity unit value as of the contract date. The number of annuity units remains unchanged except as adjusted for additional purchase payments, cash value withdrawals or an annuitant's death. For further information on the crediting of annuity units, see "Crediting Annuity and Cash Value Units" below.
  The initial annuity payment amount is determined by applying the purchase payment, net of deductions, to the appropriate annuity purchase rate per $1,000. Deductions from purchase payments may include premium taxes imposed by certain states depending upon the type of plan involved. Where applicable, these taxes currently range from 0% to 3.5%.
  The initial annuity payment amount depends on the annuity form elected and upon the adjusted age of the annuitant and the joint annuitant, if any. A formula for determining the adjusted age of persons receiving contract payments is contained in the contract. The initial annuity payment amount is also based upon annuity payment purchase rate tables which assume an interest rate of 4.5% per annum. The 4.5% interest rate assumed in the variable annuity determination will produce level annuity payments if the net investment performance remains constant at 4.5% per year. Subsequent payments will decrease, remain the same or increase depending upon whether the actual net investment performance is less than, equal to, or greater than 4.5%.

  The amount of the first annuity payment after the initial purchase payment, or after an addition or withdrawal, may be different than the initial annuity payment amount used to determine the number of annuity units credited at the time of that transaction. The actual annuity payment amount on any due date is the number of annuity units multiplied by the annuity unit value on the due date of the payment or the guaranteed minimum annuity payment amount, if that amount is greater. The annuity unit value recognizes the net sub-account performance between the date of a transaction and the date the annuity payment is calculated for payment.


5.  AMOUNT OF SECOND AND SUBSEQUENT SCHEDULED ANNUITY PAYMENTS
Unless annuity payments are based on the guaranteed minimum annuity payment amount, the dollar amount of the second and later variable annuity payments is equal to the number of annuity units determined for the Sub-Account times the annuity unit value for that Sub-Account as of the due date of the payment. This amount may increase or decrease from payment to payment.

6.  THE GUARANTEED MINIMUM ANNUITY PAYMENT AMOUNT
You will receive at least the guaranteed minimum annuity payment amount specified in your contract. Each variable annuity payment will vary upwards or downwards in accordance with the performance of the Sub-Account unless it would be less than the guaranteed minimum annuity payment amount. Under the terms of the contract's guarantee provisions, at each annuity payment date, we will pay the annuitant or annuitants the greater of: (a) the annuity payment amount determined by multiplying the number of annuity units times the annuity unit value; or (b) the guaranteed minimum annuity payment amount currently in force for the contract.
  We guarantee that variable annuity payments will always be at least 85% of the initial variable annuity payment amount. This guaranteed amount is determined on the contract issue date and shown on page one of the contract. If an additional purchase payment is made, we will guarantee that variable annuity payments will always be at least 85% of the annuity amount attributable to that additional purchase payment, plus the amount already guaranteed at the time of that purchase payment. Withdrawals of cash value amounts under the contract will reduce the guaranteed annuity payment amount by the same proportion that the withdrawal reduces the number of annuity units under the contract.

C.  DEATH BENEFITS
The contracts provide that in the event of the death of the annuitant or a joint annuitant before the annuity commencement date, a death benefit will be paid to you or, if applicable, to your beneficiary. This death benefit will be paid when we receive due proof, satisfactory to us, of the death at our home office. This death benefit will be the sum of the total annuity value of the contract plus the amounts deducted from your purchase payments for sales charges, risk charges and state premium taxes where applicable. Death proceeds will be paid in a single sum to the beneficiary designated to receive a lump sum benefit. Payment will be made within seven days after we receive due proof of death. Except as noted below, the entire interest in the contract must be distributed within five years of an owner's death.
  The contracts provide that in the event of the death of the annuitant or the second joint annuitant after annuity payments have begun, we will pay the cash value of the contract, if any, as a lump sum death benefit. The beneficiary will be the person or persons named in the application for this contract or as subsequently changed by you. In that event, we will pay the death benefit to the beneficiary named in your last change of beneficiary request as provided for in the contract.
  If you are not an annuitant and you die, or if any joint owner who is not an annuitant dies, a death benefit will be paid. This death benefit will be the same amount as the amount that would be paid on the death of the annuitant or joint annuitant and will be paid out in the same manner, except that if death occurs before the annuity payment commencement date, such death benefit will be paid out within five years of the date of death. On the payment of such a death benefit in the event of the death of the owner, no other contract benefits are then payable.
  You can file a written request with us to change the beneficiary. Your written request will not be effective until it is recorded in our home office records. After it has been recorded, it will take effect as of the date you signed the request. However, if a death occurs before the request has been recorded, the request will not be effective as to any death proceeds we have paid before the request was recorded in our home office. If a beneficiary dies, that beneficiary's interest in a contract ends with his or her death. Only those beneficiaries who survive will be eligible to share in the amount payable to the beneficiary at the annuitant's death. If there is no surviving beneficiary upon the death of the annuitant, any remaining value of death benefit payable to the beneficiary will be paid to the annuitant's estate.
  If the death benefit is payable after annuity payments have begun, the beneficiary may elect to receive annuity payments during the remainder of the cash value period rather than a lump sum benefit. However, the number of annuity units will be set as a number equal to the number of cash value units as of the date of the annuitant's death. The annuity payments to the beneficiary will terminate at the end of the cash value period and the guaranteed minimum annuity payment amount will be adjusted in proportion to any change in the number of annuity units. The new guaranteed minimum annuity payment amount will be equal to the guaranteed minimum annuity payment amount just prior to the annuitant's death, multiplied by the number of annuity units after the annuitant's death divided by the number of annuity units prior to the annuitant's death.
  If the beneficiary elects to continue the annuity payments, the cash value will also continue on the beneficiary's behalf as part of the death benefit. This allows the beneficiary to withdraw any or all of the cash value available at any time during the remaining cash value period. As with cash value withdrawals while the annuitant is alive, cash value withdrawals by the beneficiary after the annuitant's death will reduce future annuity payments and the guaranteed minimum annuity payment amount based on the reduced interest in the Separate Account as described under the heading "Withdrawals and Surrender" on page 17 of this Prospectus.
  Death benefits payable after the annuitant's death must be distributed at least as rapidly as under the method elected by the annuitant or annuitants.

D.  PURCHASE PAYMENTS AND VALUE OF THE CONTRACT

1.  CREDITING ANNUITY AND CASH VALUE UNITS
Application forms are completed by the applicant and forwarded to our home office when the contract is originally issued. We will review each application form submitted to us for compliance with our issue criteria and, if it is accepted, a contract will be issued. The initial purchase payment for the contract must be an amount of at least $10,000.
  If the initial purchase payment is accompanied by an incomplete application, that purchase payment will not be credited until the valuation date coincident with or next following the date a completed application is received and accepted. We will offer to return the initial purchase payment accompanying an incomplete application if it appears that the application cannot be completed within five business days.
  Purchase payments will be credited to the contract in the form of annuity units and cash value units. Each purchase payment is credited on the valuation date coincident with or next following the date such purchase payment is received by us at our home office, except for the initial purchase payment. The number of annuity and cash value units credited with respect to each purchase payment is determined by dividing the initial annuity payment amount attributable to the purchase payment by the then current annuity unit value for the Sub-Account on the date the purchase payment is credited.
  The net amount of each purchase payment, after deductions, will be applied to purchase an additional initial annuity payment amount at least as great as that determined by using the guaranteed annuity payment purchase rate table for new purchase payments included in the contract. The guaranteed annuity payment purchase rates used for new purchase payments as shown in the contract are based on a 4.5% assumed interest rate and Individual Annuity 1983 Table A mortality rates projected to the terminal age of the table using projections scale G. If, when a purchase payment is made, we are using a table of annuity payment purchase rates for new purchase payments for this class of contract which would result in a larger initial annuity payment, we will use that table instead.
  The number of annuity and cash value units so determined shall not be changed by any subsequent change in the value of a unit, but the value of a unit will vary from valuation date to valuation date to reflect the investment experience of the Sub-Account.
  We will determine the value of annuity units on each day on which the Portfolio of the Fund is valued.
  Cash value units will be credited for each purchase payment in a number equal to the number of annuity units credited for each respective purchase payment.

2.  TOTAL ANNUITY VALUE OF THE CONTRACT
The total annuity value of the contract at any time is the present value of the future annuity payments expected to be made under the contract. The total annuity value represents your total interest in the Separate Account.
  When the annuitant is alive, the total annuity value is equal to the sum of the number of cash value units, multiplied by the annuity unit value, multiplied by the appropriate factor from the total annuity value factor table(s) included in the contract; plus the number of annuity units in excess of the number of cash value units, multiplied by the annuity unit value, multiplied by the appropriate factor from the total annuity value factor table(s) included in the contract.
  After the annuitant's death, if the beneficiary elects to continue annuity payments for the remainder of the cash value period, the total annuity value will be equal to the cash value at all times during the cash value period.

3.  VALUE OF THE ANNUITY UNIT
The value of an annuity unit for the Sub-Account is determined on each valuation date by using the product of: (a) the value of an annuity unit on the preceding valuation date, (b) the net investment factor for the Sub-Account for the valuation period ending on the current valuation date, and (c) a daily factor (.999879) which adjusts the value for the effect in the valuation period of the 4.5% annual assumed interest rate that has already been built into each contract's total annuity value, cash value and annuity payment calculations.

4.  NET INVESTMENT FACTOR FOR EACH VALUATION PERIOD
The net investment factor is an index used to measure the investment performance of a Sub-Account from one valuation period to the next. For the Sub-Account, the net investment factor for a valuation period is the gross investment rate for the valuation period, less a deduction for the mortality and expense risk charges and the administrative charge at the current rate of 0.95% per annum.
  The gross investment rate is equal to: (1) the net asset value of a Portfolio share determined at the end of the current valuation period, plus (2) the per share amount of any dividend or capital gain distribution by the Portfolio if the "ex-dividend" date occurs during the current valuation period, divided by
(3) the net asset value of a Portfolio share determined at the end of the preceding valuation period. The gross investment rate may be positive or negative.

E.  REDEMPTIONS

1.  WITHDRAWALS AND SURRENDER
Withdrawals are not allowed prior to the "cash value period" which commences when annuity payments begin. At any time during the cash value period of the contract, you may request a withdrawal from the cash value of the contract. Each withdrawal must be in an amount of at least $500 or, if the cash value of the contract is less than that amount, the total of any remaining cash value in the contract must be withdrawn. Other restrictions on withdrawals may be present when the contract is used in conjunction with tax qualified programs. See the heading "Federal Tax Status," on page 20 in this Prospectus. You must make a written request for any withdrawal or surrender.
  You may surrender the contract at any time before the annuity payment commencement date. The annuity payment commencement date is the day the first annuity payment is made under the contract and it is the beginning of the cash value period. If you make a surrender request, you will receive the contract's surrender value. The surrender value will be determined on the valuation date coincident with or next following the day your written request is received at our home office.
  Withdrawal or surrender proceeds will be paid in a single sum within seven days of our receipt of your written request.

    (a) Determination of Surrender Value

    The surrender value of a contract is the total annuity value of the contract as of the date of surrender plus the amounts deducted from your purchase payments for sales charges, risk charges and state premium taxes where applicable. As this surrender value is available only until the time the first annuity payment is made under the contract, this provision has the effect of providing a return of your contract's charges, the net purchase payments, plus or minus investment gains or losses and less Separate Account charges, up until the time of that payment. As the maximum period of deferral is 12 months after the Contract Date, this provision offers a benefit which is limited in time.

    (b) Determination of Cash Value

    The cash value of the contract is not guaranteed. The cash value decreases as annuity payments are made, but also increases or decreases based on the performance of the Sub-Account of the Separate Account given by the relative change in the annuity unit value.

    A withdrawal of all or a portion of the cash value of the contract, subject to the dollar limitations described above, may be made during the "cash value period" of the contract. The amount of the cash value available for withdrawal is equal to: (a) times (b) times (c), where (a) is the number of cash value units credited to the contract, (b) is the current annuity unit value and (c) is the appropriate cash value factor set forth in a table in the contract. The cash value period begins at the annuity payment commencement date of the contract and runs for a period approximately equal to the annuitant's life expectancy at the time the contract is issued. The number of cash value units and the cash value period are shown on page one of the contract. A new page one will be provided to you if you make subsequent purchase payments or withdrawals. This will inform you of the number of cash value units remaining in your contract.

    The number of cash value units credited under a contract is based on purchase payments to, and cash withdrawals from, the contract. On the issue date of the contract the number of cash value units will be equal to the number of annuity units credited to the contract. (The crediting of annuity units is discussed under the heading "Crediting Annuity and Cash Value Units" found on page 16 in this Prospectus.) Normally, withdrawals will reduce both the number of cash value units and the number of annuity units but at different rates, so that after a withdrawal the number of cash value units will no longer equal the number of annuity units. For a description of the manner in which withdrawals affect the cash value of the contract, see "Effect of Withdrawals on Cash Value," below.

    (c) Effect of Withdrawals on Cash Value

    A withdrawal during the cash value period reduces the number of cash value units of the contract. The new number of cash value units after a withdrawal is equal to the number of cash value units just prior to the withdrawal, multiplied by the cash value prior to withdrawal, less the cash value withdrawn, divided by the cash value prior to withdrawal. Cash value units are reduced on a last in, first out basis. Therefore, if additional purchase payments were made to the contract after its issue, the value of the cash value units attributable to those payments will be valued and cashed out as withdrawals first, running backwards in time until the values attributable to the initial purchase payment are reached.

    (d) Annuity Payment Determinations after Withdrawals

    A cash value withdrawal will affect future annuity payments by reducing the number of annuity units, the basis for determining the amount of such payments. The new number of annuity units following a cash value withdrawal will depend on whether or not the annuitant is alive at the time the cash value withdrawal is made. If the annuitant is not alive, in other words if the withdrawal is made by the beneficiary as part of the death benefit, the new number of annuity units will equal the number of cash value units following the withdrawal. At the death of the annuitant, the number of annuity units is adjusted, if necessary, to equal the then number of cash value units, and this equivalency is continued through any subsequent cash value withdrawals.

    If the annuitant is alive at the time of the withdrawal, the adjustment of subsequent annuity payments that occurs after a withdrawal is designed to produce a new level of annuity payments--assuming a rate of return exactly equal to 4.5%--over the remaining lifetime of the contract, including the period after the end of the cash value period. After such a withdrawal, there will be less cash value to support benefit payments during the cash value period, so that the same level of annuity payments as before the withdrawal cannot be maintained during the cash value period. In order to levelize payments-- again, based on the assumption of a 4.5% return--both before and after the end of the cash value period, it is necessary to "redistribute" annuity payments, reducing payments after the end of the cash value period and using the portion of the excess reserves attributable to the reduction to increase payments during the cash value period above the level that could be supported by the remaining cash value alone to the level payable after the cash value period. (As a result, even if all of a contract's cash value is withdrawn, annuity payments will continue to be made, although at a considerably reduced level.)

    If the annuitant is alive at the time of the withdrawal, annuity payments after a withdrawal are determined as follows. When a withdrawal occurs, the total annuity value of the contract is recomputed by adding the sum of the new cash value immediately after the withdrawal and the contract's excess reserves. The new total annuity value is then converted into a new "initial annuity payment amount," based on tables set forth in the contract, and the new initial annuity payment amount is in turn converted into annuity units by dividing it by the annuity unit value on the date of the withdrawal. The tables are actuarially computed to produce a level annuity payment for the remaining lifetime of the contract based on an interest rate of 4.5% and the mortality rates originally applied to purchase payments received under the contract (which cannot be less favorable than the Individual Annuity 1983 Table A mortality rates projected to the terminal age of the table using projection scale G). When a cash value withdrawal is made, we will inform you of the new number of annuity units by sending you a new page one for your contract.

    Redistribution of annuity payments after withdrawals do not adjust redistributions made in connection with prior withdrawals. Despite redistributions, the original mortality guarantees associated with each purchase payment are preserved.

    While annuity payments will be reduced as a result of cash value withdrawals, so long as the annuitant is alive, annuity payments will never be eliminated by cash value withdrawals even if all available cash value is completely withdrawn. Some level of annuity benefit, under the option elected, will always be payable. Also, a new guaranteed annuity amount will always be in effect after cash withdrawals. While a new initial annuity payment amount is determined after a cash withdrawal, additional cash values are not created.

    A description of the computation used to determine the new initial annuity payment amount and examples of the computation are set forth in Appendix A of this Prospectus.

    For an example which assumes a pattern of withdrawals and the effect of such withdrawals on contract values, please see Appendix A to this Prospectus.

2.  RIGHT OF CANCELLATION
You should read the contract carefully as soon as it is received. You may cancel the purchase of a contract within ten days after its delivery, for any reason, by giving us written notice at 400 Robert Street North, St. Paul, Minnesota 55101-2098, of your intention to cancel. If the contract is canceled and returned, we will refund to you the greater of (a) the total annuity value of the contract attributable to your purchase payments, plus the amounts deducted from your purchase payments, or

(b) the amount of purchase payments paid under this contract. Payment of the requested refund will be made to you within seven days after we receive notice of cancellation.

------------------------------------------------------------------------
FEDERAL TAX STATUS

INTRODUCTION

The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. In addition, this discussion is based on our understanding of federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of current income tax laws or the current interpretations of the Internal Revenue Service. The contract may be purchased on a non-tax qualified basis ("Nonqualified Contract") or purchased and used in connection with certain retirement arrangements entitled to special income tax treatment under Section 401(a), 403(b), 408, 408A or 457 of the Code ("Qualified Contracts"). The ultimate effect of federal income taxes on the amounts held under a contract on annuity payments, and on the economic benefit to the contract owner, the annuitant, or the beneficiary may depend on the tax status of the individual concerned.

  We are taxed as a "life insurance company" under the Internal Revenue Code. The operations of the Separate Account form a part of, and are taxed with, our other business activities. Currently, no federal income tax is payable by us on income dividends received by the Separate Account or on capital gains arising from the Separate Account's activities. The Separate Account is not taxed as a "regulated investment company" under the Code and it does not anticipate any change in that tax status.

TAXATION OF ANNUITY CONTRACTS IN GENERAL
Section 72 of the Code governs taxation of nonqualified annuities in general and some aspects of qualified programs. No taxes are imposed on increases in the value of a contract until distribution occurs, either in the form of a payment in a single sum or as annuity payments under the annuity option elected. As a general rule, annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The investment income on such contracts is taxed as ordinary income that is received or accrued by the owner of the contract during the taxable year. There is an exception to this general rule for immediate annuity contracts. An immediate annuity contract for these purposes is an annuity (i) purchased with a single premium or annuity consideration, (ii) the annuity starting date of which commences within one year from the date of the purchase of the annuity, and (iii) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax adviser.
  Under current guidance, the tax consequences of additional premium payments and partial withdrawals under nonqualified and qualified annuities are unclear, including the effect on taxation of distributions, required distribution provisions and penalty taxes. Consult a qualified tax adviser before submitting additional premium payments or requesting a partial withdrawal.
  For payments made in the event of a full surrender of an annuity not part of a qualified program, the taxable portion is generally the amount in excess of the cost basis of the contract. Amounts withdrawn from the variable annuity contracts are generally treated first as taxable income to the extent of the excess of the contract value over the purchase payments made under the contract. Such taxable portion is taxed at ordinary income tax rates.

  In the case of a withdrawal under an annuity that is part of a tax qualified retirement plan, a portion of the amount received is taxable based on the ratio of the "investment in the contract" to the individual's balance in the retirement plan, generally the value of the annuity. The "investment in the contract" generally equals the portion of any deposits made by or on behalf of an individual under an annuity which was not excluded from the gross income of the individual. For annuities issued in connection with qualified plans, the "investment in the contract" can be zero.

  For annuity payments, the taxable portion is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed. In this respect, Congress has indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and a separate deferred annuity contract as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. A prospective purchaser of more than one annuity contract in a calendar year should consult a tax adviser. The taxable part of each annuity payment is taxed at ordinary income rates.
  If a taxable distribution is made under the variable annuity contracts, an additional tax of 10% of the amount of the taxable distribution may apply. This additional tax does not apply where the payment is made under an immediate annuity contract, as defined above, or where the taxpayer is 59 1/2 or older, where payment is made on account of the taxpayer's disability or where payment is made by reason of the death of an owner, and in certain other circumstances.
  The Code also provides an exception to the 10% additional tax for distributions, in periodic payments, of substantially equal installments, being made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and beneficiary.
  For some types of qualified plans, other tax penalties may apply to certain distributions.
  A transfer of ownership of a contract, the designation of an annuitant or other payee who is not also the contract owner, or the assignment of the contract may result in certain income or gift tax consequences to the contract owner that are beyond the scope of this discussion. A contract owner who is contemplating any such transfer, designation or assignment should consult a competent tax adviser with respect to the potential tax effects of that transaction.
  NOTICE -- PLEASE READ CAREFULLY
WE HAVE BEEN ADVISED THAT IT IS THE POSITION OF THE INTERNAL REVENUE SERVICE THAT WHEN WITHDRAWALS (OTHER THAN ANNUITY PAYMENTS) ARE TAKEN FROM THE CASH VALUE OF AN IMMEDIATE VARIABLE ANNUITY CONTRACT, SUCH AS THAT OFFERED BY THIS PROSPECTUS, THEN ALL AMOUNTS RECEIVED BY THE TAXPAYER ARE TAXABLE AT ORDINARY INCOME RATES AS AMOUNTS "NOT RECEIVED AS AN ANNUITY." IN ADDITION, SUCH AMOUNTS ARE TAXABLE TO THE RECIPIENT WITHOUT REGARD TO THE OWNER'S INVESTMENT IN THE CONTRACT OR ANY INVESTMENT GAIN WHICH MIGHT BE PRESENT IN THE CURRENT ANNUITY VALUE. FOR EXAMPLE, UNDER THIS VIEW, A CONTRACT OWNER WITH A CASH VALUE OF $100,000, SEEKING TO OBTAIN $20,000 OF THE CASH VALUE IMMEDIATELY AFTER ISSUE, WOULD PAY INCOME TAXES ON THE ENTIRE $20,000 AMOUNT IN THAT TAX YEAR. FOR SOME TAXPAYERS, SUCH AS THOSE UNDER AGE 59 1/2, ADDITIONAL TAX PENALTIES MAY ALSO APPLY. THIS ADVERSE TAX RESULT MEANS THAT OWNERS OF NONQUALIFIED CONTRACTS SHOULD CONSIDER CAREFULLY THE TAX IMPLICATIONS OF ANY WITHDRAWAL REQUESTS AND THEIR NEED FOR CONTRACT FUNDS PRIOR TO THE EXERCISE OF THIS RIGHT. CONTRACT OWNERS SHOULD ALSO CONTACT THEIR TAX ADVISER PRIOR TO MAKING WITHDRAWALS.
  IN ADDITION, WE HAVE BEEN ADVISED THAT IT IS THE POSITION OF THE INTERNAL REVENUE SERVICE THAT WHEN ADDITIONAL PURCHASE PAYMENTS ARE MADE UNDER AN EXISTING IMMEDIATE VARIABLE ANNUITY CONTRACT, SUCH AS THAT OFFERED BY THIS PROSPECTUS, THOSE PURCHASE PAYMENTS WILL NOT RESULT IN A RECALCULATION OF THE OWNER'S INVESTMENT IN THE CONTRACT AND A DETERMINATION OF A NEW EXCLUSION AMOUNT. FOR EXAMPLE, A CONTRACT OWNER AGED 60 MIGHT PURCHASE A CONTRACT FOR THE SUM OF $100,000, WHICH WOULD RESULT IN AN INITIAL LIFETIME ANNUITY PAYMENT OF $460.00 PER MONTH. EACH YEAR, $4,132.23 WOULD BE RECEIVED AS A RETURN OF INVESTMENT IN THE CONTRACT AND THE EXCESS WOULD BE TAXED AS ORDINARY INCOME. IF WE ASSUME THAT THE CONTRACT OWNER MAKES AN ADDITIONAL PURCHASE PAYMENT OF $20,000, THE EXCLUSION AMOUNT OF $4,123.23 WOULD NOT CHANGE, EVEN THOUGH ADDITIONAL CASH VALUE WILL RESULT IN A NEW VARIABLE ANNUITY PAYMENT. THIS POSITION OF THE SERVICE WILL RESULT IN THE OWNER'S INABILITY TO RECOVER HIS OR HER INVESTMENT OVER THE PERIOD OF THE PAYMENTS. ACCORDINGLY, CONTRACT OWNERS, ESPECIALLY THOSE INTENDING TO MAKE SUBSTANTIAL AND MATERIAL ADDITIONAL PAYMENTS, SHOULD CONSIDER PURCHASING AN ADDITIONAL CONTRACT INSTEAD OF MAKING AN ADDITIONAL PAYMENT. FOR FURTHER INFORMATION YOU SHOULD CONSULT YOUR OWN QUALIFIED TAX ADVISER.

DIVERSIFICATION REQUIREMENTS
Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the contract to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the Fund, intends to comply with the diversification requirements prescribed in Regulations Section 1.817-5, which affect how the Fund's assets may be invested. Although the investment adviser is an affiliate of Minnesota Mutual, Minnesota Mutual does not have control over the Fund or its investments. Nonetheless, Minnesota Mutual believes that the Portfolio of the Fund in which the Separate Account owns shares will be operated in compliance with the requirements prescribed by the Treasury.

  In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the Separate Account used to support their contracts. In those circumstances, income and gains from the Separate Account assets would be includable in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of Separate Account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

  The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. These differences could result in a contract owner being treated as the owner of the assets of the Separate Account. In addition, Minnesota Mutual does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Minnesota Mutual therefore reserves the right to modify the contract as necessary to attempt to prevent a contract owner from being considered the owner of a pro rata share of the assets of the Separate Account.

REQUIRED DISTRIBUTIONS
In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any nonqualified contract issued after January 18, 1985 to provide that (a) if an owner dies on or after the annuity starting date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if an owner dies prior to the annuity starting date, the entire interest in the contract must be distributed within five years after the date of the owner's death. These requirements shall be considered satisfied if any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary and such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death. It must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner.
  Nonqualified contracts issued after January 18, 1985 contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Minnesota Mutual intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.
  Other rules may apply to qualified contracts.

TAXATION OF DEATH BENEFIT PROCEEDS
Amounts may be distributed from a contract because of the death of an owner. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the contract is not affected by the owner's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.


POSSIBLE CHANGES IN TAXATION


Legislation has been proposed in 1998 that, if enacted, would adversely modify the federal taxation of certain insurance and annuity contracts. For example, one proposal would tax transfers among investment options and tax exchanges involving variable contracts. A second proposal would reduce the "investment in the contract" under cash value life insurance and certain annuity contracts by certain amounts, thereby increasing the amount of income for purposes of computing gain. Although the likelihood of there being any change is uncertain, there is always the possibility that the tax treatment of the contracts could change by legislation or other means. Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the contract.


TAX QUALIFIED PROGRAMS

The annuity is designed for use with several types of retirement plans that qualify for special tax treatment. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified minimum distribution rules; and in other specified circumstances.


  We make no attempt to provide more than general information about use of annuities with the various types of retirement plans. Some retirement plans are subject to distribution and other requirements that are not incorporated in the annuity. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under annuities purchased in connection with these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the annuity issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our annuity administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the annuities comply with applicable law. Purchasers of annuities for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract. For qualified plans under Section 401(a), 403(b) and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a "5 percent owner" (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the owner (or plan participant) reaches age 70 1/2. Roth IRAs under Section 408A do not require distributions at any time prior to the owner's death.


PUBLIC SCHOOL SYSTEMS AND CERTAIN TAX EXEMPT ORGANIZATIONS
Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
  Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

INDIVIDUAL RETIREMENT ANNUITIES

Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Annuity, hereinafter referred to as an "IRA". Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. A Qualified Contract issued in connection with an IRA will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the contract for use with IRAs.


  Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of $2,000 or 100% of the owner's adjusted gross income and may be deductible in whole or in part depending on the individual's income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are "rolled over" on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.



SIMPLIFIED EMPLOYEE PENSION (SEP) IRAS


Employers may establish Simplified Employee Pension (SEP) IRAs under Code
Section 408(k) to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.



SIMPLE IRAS


Beginning January 1, 1997, certain small employers may establish Simple IRAs as provided by Section 408(p) of the Code, under which employees may elect to defer up to $6,000 (as increased for cost of living adjustments) as a percentage of compensation. The sponsoring employer is required to make a matching contribution on behalf of contributing employees. Distributions from a Simple IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.



ROTH IRAS


Effective January 1, 1998, Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to the Roth IRA.


CORPORATE PENSION AND PROFIT-SHARING PLANS AND H.R. 10 PLANS
Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this annuity is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the annuity.

DEFERRED COMPENSATION PLANS
Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. With respect to non-governmental Section 457 plans, all investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, all amounts received under a Section 457 plan are taxable and are subject to federal income tax withholding as wages.

WITHHOLDING
In general, distributions from annuities are subject to federal income tax withholding unless the recipient elects not to have tax withheld. Different rules may apply to payments delivered outside the United States. Some states have enacted similar rules.
  Recent changes to the Code allow the rollover of most distributions from tax-qualified plans and Section 403(b) annuities directly to other tax-qualified plans that will accept such distributions and to individual retirement accounts and individual retirement annuities. Distributions which may not be rolled over are those which are: (1) one of a series of substantially equal annual (or more frequent) payments made (a) over the life or life expectancy of the employee,
(b) the joint lives or joint expectancies of the employee and the employee's designated beneficiary, or (c) for a specified period of ten years or more; (2) a required minimum distribution; or (3) the non-taxable portion of a distribution.
  Any distribution eligible for rollover, which may include payment to an employee, an employee's surviving spouse or an ex-spouse who is an alternate payee, will be subject to federal tax withholding at a 20% rate unless the distribution is made as a direct rollover to a tax-qualified plan or to an individual retirement account or annuity. It may be noted that amounts received by individuals which are eligible for rollover may still be placed in another tax-qualified plan or individual retirement account or individual retirement annuity if the transaction is completed within 60 days after the distribution has been received. Such a taxpayer must replace withheld amounts with other funds to avoid taxation on the amount previously withheld.

SEE YOUR OWN TAX ADVISER
It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed herein. It should also be understood that should a plan lose its qualified status, employees will lose some of the tax benefits described. Statutory changes in the Internal Revenue Code with varying effective dates, and regulations adopted thereunder may also alter the tax consequences of specific factual situations. Due to the complexity of the applicable laws, tax advice may be needed by a person contemplating the purchase of a variable annuity contract or exercising elections under such a contract. For further information a qualified tax adviser should be consulted.


------------------------------------------------------------------------

YEAR 2000 COMPUTER PROBLEM


The services provided by Minnesota Mutual to the Separate Account and its contract owners depend on the smooth functioning of its computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way that dates are encoded, stored and calculated. That failure could have a negative impact on the ability of Minnesota Mutual to provide services to contract owners. Minnesota Mutual has been actively working on necessary changes to its computer systems to deal with the year 2000. Although there can be no assurance of complete success, Minnesota Mutual believes that it will be able to resolve these issues on a timely basis and that there will be no material adverse impact on its ability to provide services to the Separate Account.


  In addition, Minnesota Mutual's operations could be impacted by its service providers' or suppliers' year 2000 efforts. Minnesota Mutual has undertaken an initiative to assess the efforts of organizations where there is a significant business relationship; however there is no assurance that Minnesota Mutual will not be affected by year 2000 problems of other organizations.

STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information, which contains additional information including financial statements, is available from the offices of Minnesota Mutual at your request. The Table of Contents for that Statement of Additional Information is as follows:

    Trustees and Principal Management Officers of Minnesota Mutual
     Distribution of Contracts
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

APPENDIX A--COMPUTATION AND EXAMPLES OF WITHDRAWALS

A cash value withdrawal will affect future annuity payments by reducing the number of annuity units, the basis for determining the amount of such payments. If the annuitant is alive at the time of the withdrawal, the new number of annuity units is determined by first computing a new initial annuity payment amount and then dividing that amount by the annuity unit value at the time of the withdrawal.

IF NO PRIOR WITHDRAWALS
If no prior cash withdrawals have been made, the new initial annuity payment amount is the sum of

     (i) the product of the number of cash value units after the withdrawal times the current annuity unit value, and

    (ii) the product of ([(a) X (b)]/1000) times (c), where

        (a) is the excess of the total annuity value over the cash value immediately prior to the withdrawal,

        (b) is the ratio of the cash value withdrawn over the cash value prior to the withdrawal, and

        (c) is the applicable annuity purchase rate set forth in the contract in the table captioned "Total Annuity Value Factors and Annuity Payment Purchase Rates Applicable at a Cash Value Withdrawal while the Annuitant is Alive" ("Table I").
  In the above computation "(i)" reflects the portion of the new initial annuity payment amount supported by the reserves attributable to the cash value of the contract, and "(ii)" reflects the portion of the new initial annuity payment amount supported by the annuity reserves in excess of the cash value. The excess reserves, "(ii) (a)," are multiplied by the proportionate reduction in the cash value, "(ii) (b)," to determine the portion of the excess reserves that are to be redistributed, and the redistribution is effected by dividing the portion so determined by 1000 and multiplying the result by the appropriate annuity purchase rate.

  An example of the withdrawal calculation may serve as a useful illustration. Assume a contract issued to a woman in 1995, age 60, for an initial purchase payment of $100,000, and assume further that the net Sub-Account performance matches the assumed interest rate of 4.5% so that we need not consider the variation in annuity payments as a result of fluctuations in investment performance. Assume also that the annuity unit value is and remains $1.00. At the time of issue of the contract, the initial annuity payment amount, if paid as a life annuity, will be $460.99, and the number of annuity units and cash value units will be 460.9900. The guaranteed minimum annuity payment amount is $391.84 (85% X $460.99).

  Assume that at year five, the contract owner makes a withdrawal of 60% of the cash value. Immediately prior to the withdrawal, the contract has a total annuity value of $85,594, which is determined by multiplying the current annuity payment amount, $460.99, by the appropriate factor set forth in the contract applicable to cash value units in Table I, 185.6737. The total annuity reserves amount is $85,594. The cash value of the contract immediately prior to the withdrawal is $70,890, which is determined by multiplying the current annuity payment amount, $460.99, by the appropriate factor set forth in the contract in the table captioned "Cash Value Factors." ("Table II"), 153.7783. $70,890 is the amount of the annuity reserves attributable to the cash value of the contract. The cash value after the withdrawal is $28,356 ($70,890 - $42,534 (60% X $70,890)), and the new number of cash value units is 184.3960 (460.9900 X ($28,356/$70,890)).
  The new initial annuity payment amount is $235.19, the sum of

     (i) $184.40, the product of the number of cash value units after the withdrawal (184.3960) times the annuity unit value ($1.00), and

    (ii) $50.79, the product of ([(a) X (b)]/1000) times (c), where

        (a) is $14,704, the excess of the total annuity value ($85,594) over the cash value ($70,890) immediately prior to the withdrawal,

        (b) is .6, the ratio of the cash value withdrawn ($42,534) over the cash value prior to the withdrawal ($70,890), and

        (c) is 5.7568, the applicable annuity purchase rate set forth in the contract in Table I.
  The new guaranteed minimum annuity payment amount after the withdrawal is $199.91 ($391.84 X (235.1900/460.9900)).

IF PRIOR WITHDRAWALS
Where prior withdrawals have been made, the above formula is adjusted in the manner shown in the following example. Assume that after the withdrawal of 60% of the cash value in the contract described above the owner withdraws 75% of the remaining cash value at year 15.
  Immediately prior to the transaction the contract has a total annuity value of $32,003. This is determined by multiplying the two components of the current annuity payment amount $184.40 -- the portion attributable to the cash value reserves, and $50.79 -- the portion attributable to the annuity reserves in excess of the cash value, by the appropriate factors set forth in the contract applicable to cash value units and annuity units in excess of cash value units, respectively, in Table I, namely, 137.7353 and 130.0297 ($32,003 = ($184.40 X
137.7353) + ($50.79 X 130.0297)). The cash value of the contract immediately prior to the withdrawal is $16,289, which is determined by multiplying the portion of the current annuity payment amount attributable to the cash value, $184.40, by the appropriate factor set forth in the contract in Table II,
88.3373 ($16,289 = $184.40 X 88.3373). The cash value after the withdrawal is $4,072 ($16,289 - $12,217 (75% X $16,289)), and the new number of cash value units is 46.0962 (184.3960 X ($4,072/$16,289)).
  The new initial annuity payment amount is $149.44, the sum of

     (i) $46.10, the product of the number of cash value units after the withdrawal (46.0962) times the current annuity unit value ($1.00),

    (ii) $50.79, the product of the number of annuity units (235.19) minus the number of cash value units (184.40), each prior to the withdrawal, times the current annuity unit value ($1.00), and

    (iii) $52.55, the product of ([(a) X (b)]/1000) times (c), where

        (a) is $9110, which is

            (A) $15,714, the excess of the total annuity value ($32,003) over the cash value ($16,289) immediately prior to the withdrawal, minus

            (B) $6,604, the value is (ii) above ($50.79) multiplied by the appropriate factor as of the withdrawal date applicable to annuity units in excess of cash value units set forth in the contract in Table I (130.0297),

        (b) is .75, the ratio of the cash value withdrawn ($12,217) over the cash value prior to the withdrawal ($16,289), and

        (c) is 7.6905, the applicable annuity purchase rate set forth in the contract in Table I.
  The new initial annuity payment amount has a new guaranteed minimum annuity payment amount associated with it of $127.02 ($199.91 X 149.4400/235.1900).

APPENDIX B-- ADJUSTABLE INCOME ANNUITY DISCLOSURE

"A VARIABLE IMMEDIATE ANNUITY"


PREPARED FOR: Jane M. Doe



DATE OF BIRTH: 10/01/1935   SEX: Female



STATE: MN



PURCHASE PAYMENT: $100,000.00



FUNDS: Non-Qualified



LIFE EXPECTANCY: 24.2 (IRS)



PREPARED BY: Minnesota Mutual



QUOTATION DATE: 10/01/1995



ANNUITIZATION OPTION: Single Life



COMMENCEMENT DATE: 10/01/1995



INCOME FREQUENCY: Monthly



INITIAL PERIODIC INCOME: $460.99



GUARANTEED MINIMUM INCOME AT ISSUE: $391.84



ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE: $3,471.07



AGE    Your age at nearest birthday.



GUARANTEED INCOME    The guaranteed income column represents the minimum annuity payment you will receive. This amount will be adjusted for additional purchase payments made to the contract or cash value withdrawals taken from the contract.



PROJECTED INCOME    The variable annuity income amount shown assumes a constant annual investment return. 4.5% is the assumed interest rate used to calculate the first payment. Thereafter, payments will increase or decrease based upon the relationship between the 4.5% interest rate and the net investment performance of the Index 500* Portfolio of the Advantus Series Fund, Inc. Actual value of the contract will fluctuate depending on the performance of the underlying sub-account.



CUMULATIVE INCOME    The cumulative income amount shown represents the sum of
the projected income payments on an annual basis.



TOTAL ANNUITY VALUE    The total annuity value at issue is the net amount
credited to your account after deduction of all front end charges. Thereafter, the total annuity value changes based on fund performance, annuity payments made, and subsequent purchase payments or withdrawals. The total annuity value includes the cash value plus an amount intended to fund annuity payments for the remainder of your life after the cash value period has ended.



CASH VALUE    The cash value is the dollar amount available for withdrawal under this contract at a given point in time. Access to the cash value is available during the cash value period--a time period from the first annuity payment date to your life expectancy as determined at issue. It is important to note that withdrawals of cash value will reduce the amount of the minimum guaranteed payment.



ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE    The annual variable exclusion
amount is based on a cost basis of $100,000 and represents the amount of variable payments that are excluded from taxation in each calendar year. This annual amount is prorated in the first calendar year and may be recalculated in any year where the total value of the annuity payments is less than the exclusion amount. Exclusion calculations apply only until the cost basis is returned, thereafter, all payments are fully taxable. This calculation does not include future contributions or withdrawals.



SPECIAL TAX RULES APPLY TO NON-QUALIFIED PLANS    When withdrawals are taken
from the cash value of the Adjustable Income Annuity contract, all amounts received by the taxpayer are taxable as ordinary income in the year in which the withdrawals are taken. Under certain circumstances, you may be able to get an offsetting deduction. When additional purchase payments are made under an existing Adjustable Income Annuity contract, those purchase payments will not result in a recalculation of the owner's investment in the contract and a determination of a new exclusion amount.



                                  Page 1 of 5


                          Not valid without all pages.



 The investment returns shown are hypothetical and are not a representation of future results.


                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

OTHER    Deductions from your purchase payments are made for sales charges, risk charges and state premium taxes where applicable. Sales charges are based on your total cumulative purchase payments (see prospectus for schedule). A risk charge is deducted for Minnesota Mutual's guarantee of a minimum annuity payment amount. This charge is 1.25% of each purchase payment.


  Net rates of return reflect expenses totaling 1.40%, which consist of the .95% Variable Annuity Account mortality and expense risk charge and administrative charge, and .45% for the Series Fund management fee and other expenses.


  Minnesota Mutual variable immediate annuities are available through registered representatives of Ascend Financial Services, Inc., Securities Dealer, Member NASD/ SIPC. This illustration must be accompanied or preceded by a current prospectus for the Minnesota Mutual Variable Annuity Account and for the Advantus Series Fund, Inc.


  * "Standard & Poor's-Registered Trademark-", "S&P-Registered Trademark-", "S&P 500-Registered Trademark-", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Advantus Series Fund, Inc. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund."



                                  Page 2 of 5


                          Not valid without all pages.



 The investment returns shown are hypothetical and are not a representation of future results.


                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

ADJUSTABLE INCOME ANNUITY ILLUSTRATION

"A VARIABLE IMMEDIATE ANNUITY"


PREPARED FOR: Jane M. Doe



DATE OF BIRTH: 10/01/1935   SEX: Female



STATE: MN



PURCHASE PAYMENT: $100,000.00



FUNDS: Non-Qualified



LIFE EXPECTANCY: 24.2 (IRS)



PREPARED BY: Minnesota Mutual



QUOTATION DATE: 10/01/1995


ANNUITIZATION OPTION: Single Life



COMMENCEMENT DATE: 10/01/1995



INCOME FREQUENCY: Monthly



INITIAL PERIODIC INCOME: $460.99



GUARANTEED MINIMUM INCOME AT ISSUE: $391.84



*ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE: $3,471.07



                                               0.00% GROSS RATE OF RETURN (-1.40% NET)
                                   ---------------------------------------------------------------
                 BEGINNING         GUARANTEED   PROJECTED   CUMULATIVE  TOTAL ANNUITY
DATE              OF YEAR     AGE    INCOME      INCOME      INCOME         VALUE       CASH VALUE
---------------  ----------   ---  ----------   ---------   ---------   -------------   ----------
Oct 1, 1995....       1        60     $392         $461        $461        $93,789        $81,667
Oct 1, 1996....       2        61     392          435       5,822         87,076         75,197
Oct 1, 1997....       3        62     392          410      10,881         80,764         69,119
Oct 1, 1998....       4        63     392          392      15,662         74,829         63,409
Oct 1, 1999....       5        64     392          392      20,364         69,250         58,048
Oct 1, 2000....       6        65     392          392      25,066         64,009         53,013
Oct 1, 2001....       7        66     392          392      29,768         59,087         48,288
Oct 1, 2002....       8        67     392          392      34,470         54,465         43,854
Oct 1, 2003....       9        68     392          392      39,172         50,128         39,694
Oct 1, 2004....      10        69     392          392      43,874         46,059         35,792
Oct 1, 2005....      11        70     392          392      48,576         42,244         32,134
Oct 1, 2006....      12        71     392          392      53,278         38,670         28,705
Oct 1, 2007....      13        72     392          392      57,980         35,325         25,493
Oct 1, 2008....      14        73     392          392      62,682         32,197         22,484
Oct 1, 2009....      15        74     392          392      67,384         29,277         19,667
Oct 1, 2010....      16        75     392          392      72,086         26,555         17,031
Oct 1, 2011....      17        76     392          392      76,788         24,027         14,565
Oct 1, 2012....      18        77     392          392      81,490         21,682         12,259
Oct 1, 2013....      19        78     392          392      86,193         19,513         10,104
Oct 1, 2014....      20        79     392          392      90,895         17,514          8,092
Oct 1, 2015....      21        80     392          392      95,597         15,682          6,213
Oct 1, 2016....      22        81     392          392      100,299        14,013          4,460
Oct 1, 2017....      23        82     392          392      105,001        12,505          2,826
Oct 1, 2018....      24        83     392          392      109,703        11,160          1,303
Oct 1, 2019....      25        84     392          392      114,405         9,980              0
Oct 1, 2020....      26        85     392          392      119,107         8,932              0
Oct 1, 2021....      27        86     392          392      123,809         7,983              0
Oct 1, 2022....      28        87     392          392      128,511         7,124              0
Oct 1, 2023....      29        88     392          392      133,213         6,350              0
Oct 1, 2024....      30        89     392          392      137,915         5,654              0
Oct 1, 2025....      31        90     392          392      142,617         5,030              0
Oct 1, 2026....      32        91     392          392      147,319         4,485              0
Oct 1, 2027....      33        92     392          392      152,021         3,999              0
Oct 1, 2028....      34        93     392          392      156,723         3,563              0
Oct 1, 2029....      35        94     392          392      161,425         3,173              0
Oct 1, 2030....      36        95     392          392      166,128         2,821              0



*   The exclusion amount does not assume future contributions or withdrawals.



                                  Page 3 of 5


                          Not valid without all pages.



 The investment returns shown are hypothetical and are not a representation of future results.
                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

------------------------------------------------------------------------

ADJUSTABLE INCOME ANNUITY ILLUSTRATION
"A VARIABLE IMMEDIATE ANNUITY"


PREPARED FOR: Jane M. Doe



DATE OF BIRTH: 10/01/1935   SEX: Female



STATE: MN



PURCHASE PAYMENT: $100,000.00



FUNDS: Non-Qualified



LIFE EXPECTANCY: 24.2 (IRS)



PREPARED BY: Minnesota Mutual



QUOTATION DATE: 10/01/1995



ANNUITIZATION OPTION: Single Life



COMMENCEMENT DATE: 10/01/1995


INCOME FREQUENCY: Monthly



INITIAL PERIODIC INCOME: $460.99



GUARANTEED MINIMUM INCOME AT ISSUE: $391.84



* ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE: $3,471.07



                                               5.90% GROSS RATE OF RETURN (4.50% NET)
                                   ---------------------------------------------------------------
                 BEGINNING         GUARANTEED   PROJECTED   CUMULATIVE  TOTAL ANNUITY
     DATE         OF YEAR     AGE    INCOME      INCOME      INCOME         VALUE       CASH VALUE
---------------  ----------   ---  ----------   ---------   ---------   -------------   ----------
Oct 1, 1995....        1       60     $392         $461        $461        $93,789        $81,667
Oct 1, 1996....        2       61     392          461       5,993         92,286         79,697
Oct 1, 1997....        3       62     392          461      11,525         90,718         77,638
Oct 1, 1998....        4       63     392          461      17,057         89,081         75,487
Oct 1, 1999....        5       64     392          461      22,589         87,373         73,239
Oct 1, 2000....        6       65     392          461      28,120         85,593         70,890
Oct 1, 2001....        7       66     392          461      33,652         83,738         68,435
Oct 1, 2002....        8       67     392          461      39,184         81,807         65,869
Oct 1, 2003....        9       68     392          461      44,716         79,798         63,188
Oct 1, 2004....       10       69     392          461      50,248         77,708         60,387
Oct 1, 2005....       11       70     392          461      55,780         75,537         57,459
Oct 1, 2006....       12       71     392          461      61,312         73,284         54,400
Oct 1, 2007....       13       72     392          461      66,844         70,950         51,203
Oct 1, 2008....       14       73     392          461      72,375         68,538         47,862
Oct 1, 2009....       15       74     392          461      77,907         66,050         44,371
Oct 1, 2010....       16       75     392          461      83,439         63,494         40,722
Oct 1, 2011....       17       76     392          461      88,971         60,888         36,910
Oct 1, 2012....       18       77     392          461      94,503         58,233         32,926
Oct 1, 2013....       19       78     392          461      100,035        55,544         28,762
Oct 1, 2014....       20       79     392          461      105,567        52,838         24,412
Oct 1, 2015....       21       80     392          461      111,099        50,141         19,865
Oct 1, 2016....       22       81     392          461      116,630        47,485         15,114
Oct 1, 2017....       23       82     392          461      122,162        44,912         10,149
Oct 1, 2018....       24       83     392          461      127,694        42,480          4,961
Oct 1, 2019....       25       84     392          461      133,226        40,261              0
Oct 1, 2020....       26       85     392          461      138,758        38,191              0
Oct 1, 2021....       27       86     392          461      144,290        36,172              0
Oct 1, 2022....       28       87     392          461      149,822        34,211              0
Oct 1, 2023....       29       88     392          461      155,354        32,318              0
Oct 1, 2024....       30       89     392          461      160,886        30,498              0
Oct 1, 2025....       31       90     392          461      166,417        28,755              0
Oct 1, 2026....       32       91     392          461      171,949        27,176              0
Oct 1, 2027....       33       92     392          461      177,481        25,678              0
Oct 1, 2028....       34       93     392          461      183,013        24,253              0
Oct 1, 2029....       35       94     392          461      188,545        22,888              0
Oct 1, 2030....       36       95     392          461      194,077        21,569              0



*   The exclusion amount does not assume future contributions or withdrawals.



                                  Page 4 of 5


                          Not valid without all pages.



 The investment returns shown are hypothetical and are not a representation of future results.
                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

ADJUSTABLE INCOME ANNUITY ILLUSTRATION

"A VARIABLE IMMEDIATE ANNUITY"


PREPARED FOR: Jane M. Doe



DATE OF BIRTH: 10/01/1935   SEX: Female



STATE: MN



PURCHASE PAYMENT: $100,000.00



FUNDS: Non-Qualified



LIFE EXPECTANCY: 24.2 (IRS)



PREPARED BY: Minnesota Mutual



QUOTATION DATE: 10/01/1995



ANNUITIZATION OPTION: Single Life



COMMENCEMENT DATE: 10/01/1995


INCOME FREQUENCY: Monthly



INITIAL PERIODIC INCOME: $460.99



GUARANTEED MINIMUM INCOME AT ISSUE: $391.84



*ESTIMATED ANNUAL EXCLUSION AMOUNT AT ISSUE: $3,471.07



                                              12.00% GROSS RATE OF RETURN (10.60% NET)
                                   ---------------------------------------------------------------
                 BEGINNING         GUARANTEED   PROJECTED   CUMULATIVE  TOTAL ANNUITY
DATE              OF YEAR     AGE    INCOME      INCOME      INCOME         VALUE       CASH VALUE
---------------  ----------   ---  ----------   ---------   ---------   -------------   ----------
Oct 1, 1995....        1       60     $392         $461        $461        $93,789        $81,667
Oct 1, 1996....        2       61     392          488       6,166         97,673         84,349
Oct 1, 1997....        3       62     392          516      12,204        101,618         86,967
Oct 1, 1998....        4       63     392          547      18,595        105,609         89,493
Oct 1, 1999....        5       64     392          578      25,359        109,631         91,896
Oct 1, 2000....        6       65     392          612      32,517        113,666         94,141
Oct 1, 2001....        7       66     392          648      40,094        117,695         96,185
Oct 1, 2002....        8       67     392          686      48,113        121,692         97,984
Oct 1, 2003....        9       68     392          726      56,599        125,632         99,483
Oct 1, 2004....       10       69     392          768      65,582        129,484        100,622
Oct 1, 2005....       11       70     392          813      75,088        133,214        101,332
Oct 1, 2006....       12       71     392          860      85,150        136,785        101,537
Oct 1, 2007....       13       72     392          911      95,798        140,159        101,148
Oct 1, 2008....       14       73     392          964      107,069       143,296        100,068
Oct 1, 2009....       15       74     392        1,020      118,997       146,157         98,184
Oct 1, 2010....       16       75     392        1,080      131,621       148,702         95,371
Oct 1, 2011....       17       76     392        1,143      144,983       150,922         91,488
Oct 1, 2012....       18       77     392        1,209      159,124       152,767         86,376
Oct 1, 2013....       19       78     392        1,280      174,091       154,217         79,859
Oct 1, 2014....       20       79     392        1,355      189,932       155,269         71,736
Oct 1, 2015....       21       80     392        1,434      206,697       155,944         61,783
Oct 1, 2016....       22       81     392        1,517      224,441       156,303         49,750
Oct 1, 2017....       23       82     392        1,606      243,220       156,466         35,358
Oct 1, 2018....       24       83     392        1,700      263,096       156,630         18,291
Oct 1, 2019....       25       84     392        1,799      284,132       157,116              0
Oct 1, 2020....       26       85     392        1,904      306,396       157,735              0
Oct 1, 2021....       27       86     392        2,015      329,960       158,116              0
Oct 1, 2022....       28       87     392        2,133      354,899       158,278              0
Oct 1, 2023....       29       88     392        2,257      381,294       158,246              0
Oct 1, 2024....       30       89     392        2,389      409,230       158,052              0
Oct 1, 2025....       31       90     392        2,528      438,796       157,715              0
Oct 1, 2026....       32       91     392        2,676      470,088       157,759              0
Oct 1, 2027....       33       92     392        2,832      503,207       157,764              0
Oct 1, 2028....       34       93     392        2,998      538,259       157,702              0
Oct 1, 2029....       35       94     392        3,173      575,357       157,516              0
Oct 1, 2030....       36       95     392        3,358      614,621       157,103              0



*   The exclusion amount does not assume future contributions or withdrawals.



                                  Page 5 of 5


                          Not valid without all pages.



 The investment returns shown are hypothetical and are not a representation of future results.
                This is an illustration only and not a contract.
            Prepared by The Minnesota Mutual Life Insurance Company

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                    Minnesota Mutual Variable Annuity Account

          Cross Reference Sheet to Statement of Additional Information


Form N-4

Item Number    Caption in Statement of Additional Information

   15.         Cover Page

   16.         Cover Page

   17.         Trustees and Principal Management Officers of Minnesota Mutual

   18.         Not Applicable

   19.         Not Applicable

   20.         Distribution of Contracts

   21.         Performance Data

   22.         Not Applicable

   23.         Financial Statements

                    Minnesota Mutual Variable Annuity Account
               ("Variable Annuity Account"), a Separate Account of

                   The Minnesota Mutual Life Insurance Company
                              ("Minnesota Mutual")
                             400 Robert Street North
                         St. Paul, Minnesota  55101-2098
                           Telephone:   (612) 665-3500

                       Statement of Additional Information


The date of this document and the Prospectus is:  May 1, 1998



This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. Therefore, this Statement should be read in conjunction with the Fund's current Prospectus, bearing the same date, which may be obtained by calling The Minnesota Mutual Life Insurance Company at (612) 665-3500, after September 1, 1998, (651) 665-3500, or writing to Minnesota Mutual at Minnesota Mutual Life Center, 400 Robert Street North, St. Paul, Minnesota 55101-2098.


     Trustees and Principal Management Officers of Minnesota Mutual Distribution of Contracts
     Performance Data
     Auditors
     Registration Statement
     Financial Statements

         TRUSTEES AND PRINCIPAL MANAGEMENT OFFICERS OF MINNESOTA MUTUAL


     Trustees                           Principal Occupation
     --------                           --------------------

Giulio Agostini               Senior Vice President, Finance and Administrative
                              Services, Minnesota Mining and Manufacturing
                              Company, Maplewood, Minnesota

Anthony L. Andersen           Chair-Board of Directors, H. B. Fuller Company,
                              St. Paul, Minnesota, since June 1995, prior thereto for more than five years President and Chief Executive Officer, H. B. Fuller Company
                              (Adhesive Products)

Leslie S. Biller              President and Chief Operating Officer, Norwest
                              Corporation, Minneapolis, Minnesota (Banking)


John F. Grundhofer            President and Chief Executive Officer, U.S.
                              Bancorp, Minneapolis, Minnesota (Banking)


Harold V. Haverty             Retired since May 1995, prior thereto, for more
                              than five years Chairman of the Board, President and Chief Executive Officer, Deluxe Corporation,
                              Shoreview, Minnesota (Check Printing)

David S. Kidwell, Ph.D.       Dean and Professor of Finance, The Curtis L.
                              Carlson School of Management, University of
                              Minnesota

Reatha C. King, Ph.D.         President and Executive Director, General Mills
                              Foundation, Minneapolis, Minnesota

Thomas E. Rohricht            Member, Doherty, Rumble & Butler Professional
                              Association, St. Paul, Minnesota (Attorneys)

Terry Tinson Saario, Ph.D.    Prior to March 1996, and for more than five years,
                              President, Northwest Area Foundation, St. Paul,
                              Minnesota (Private Regional Foundation)

Robert L. Senkler             Chairman of the Board, President and Chief
                              Executive Officer, The Minnesota Mutual Life
                              Insurance Company, since August 1995; prior thereto for more than five years Vice President and Actuary, The Minnesota Mutual Life Insurance
                              Company

Michael E. Shannon            Chairman, Chief Financial and Administrative
                              Officer, Ecolab, Inc., St. Paul, Minnesota
                              (Develops and Markets Cleaning and Sanitizing
                              Products)


Frederick T. Weyerhaeuser     Retired since April 1998, prior thereto
                              Chairman and Treasurer, Clearwater Investment
                              Trust since May 1996, prior thereto for more than five years, Chairman, Clearwater Management
                              Company, St. Paul, Minnesota (Financial
                              Management)

Principal Officers (other than Trustees)

               Name                     Position

          John F. Bruder           Senior Vice President

          Keith M. Campbell        Senior Vice President


          Frederick P. Feuerherm   Vice President

          Robert E. Hunstad        Executive Vice President

          James E. Johnson         Senior Vice President and Actuary

          Michael T. Kellett       Vice President

          Richard D. Lee           Vice President


          Robert M. Olafson        Vice President


          Dennis E. Prohofsky      Senior Vice President, General Counsel and
                                   Secretary

          Gregory S. Strong        Senior Vice President and Chief Financial
                                   Officer

          Terrence S. Sullivan     Senior Vice President

          Randy F. Wallake         Senior Vice President

          William N. Westhoff      Senior Vice President and Treasurer


All Trustees who are not also officers of Minnesota Mutual have had the principal occupation (or employers) shown for at least five years. All officers of Minnesota Mutual have been employed by Minnesota Mutual for at least five years with the exception of Mr. Westhoff. Mr. Westhoff has been employed by Minnesota Mutual since April 1998. Prior thereto, Mr. Westhoff was employed by American Express Financial Corporation, Minneapolis, Minnesota, from August 1994 to October 1997 as Senior Vice President, Global Investments and from November 1989 to July 1994 as Senior Vice President, Fixed Income Management.


                            DISTRIBUTION OF CONTRACTS

The contract will be sold in a continuous offering by our life insurance agents who are also registered representatives of Ascend Financial Services, Inc. ("Ascend Financial") or other broker-dealers who have entered into selling agreements with Ascend Financial. Ascend Financial acts as principal underwriter of the contracts. Ascend Financial is a wholly-owned subsidiary of MIMLIC Asset Management Company, which in turn is a wholly-owned subsidiary of Minnesota Mutual. Ascend Financial is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The amount paid by Minnesota Mutual to the underwriter for 1997 and 1996 was $15,067,613 and $83,366 for payments to associated dealers on the sale of this class of variable annuity contracts issued through the Variable Annuity Account. Agents of Minnesota Mutual who are also registered representatives of Ascend Financial are compensated directly by Minnesota Mutual.


PERFORMANCE DATA

TOTAL RETURN FIGURES FOR THE SUB-ACCOUNT


Average annual total return figures for one-year, five-year and ten-year periods are presented. Average annual total return figures are the average annual compounded rates of return required for an initial investment of $10,000 to equal the total annuity value of that same investment at the end of the period. The total annuity value will reflect the deduction of the sales and risk charges applicable to the contract. The average annual total return figures published by the Variable Annuity Account will reflect Minnesota Mutual's voluntary absorption of certain Fund expenses. For the period subsequent to December 31, 1987, Minnesota Mutual is voluntarily absorbing the fees and expenses that exceed .55% of the daily net assets of the Index 500 Portfolio. There is no specified or minimum period of time during which Minnesota Mutual has agreed to continue its voluntary absorption of these expenses, and Minnesota Mutual may in its discretion cease its absorption of expenses at any time. Should Minnesota Mutual cease absorbing expenses the effect would be to increase substantially Fund expenses and thereby reduce investment return.

The average annual rates of return for the Sub-Account, in connection with the contract described in the Prospectus, for the specified periods ended
December 31, 1997 are shown in the table below. The figures in parentheses show what the average annual rates of return would have been had Minnesota Mutual not absorbed Fund expenses as described above. These figures also assume that the contracts described herein were issued when the underlying Portfolio first became available to the Variable Annuity Account.



                         Year Ended         Five Years          Ten Years
                          12/31/97        Ended 12/31/97     Ended 12/31/97
                         ----------       --------------     --------------
Index 500 Sub-Account  12.54% (12.54%)    16.98% (16.98%)    15.56% (15.53%)




                                    AUDITORS


The financial statements of Minnesota Mutual Variable Annuity Account and the consolidated financial statements of Minnesota Mutual included herein have been audited by KPMG Peat Marwick LLP, 4200 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, independent auditors, whose reports thereon appear elsewhere herein, and have been so included in reliance upon the reports of KPMG Peat Marwick LLP and upon the authority of said firm as experts in accounting and auditing.


                             REGISTRATION STATEMENT

We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the contracts offered hereby. This Prospectus does not contain all the information set forth in the registration statement and amendments thereto and the exhibits filed as a part thereof, to all of which reference is hereby made for further information concerning the Variable Annuity Account, Minnesota Mutual, and the contracts. Statements contained in this Statement of Additional Information as to the contents of contracts and other legal instruments are summaries, and reference is made to such instruments as filed.

                             INDEPENDENT AUDITORS' REPORT


The Board of Trustees of The Minnesota Mutual Life Insurance Company and Contract Owners of Minnesota Mutual Variable Annuity Account:

We have audited the accompanying statement of assets and liabilities of the Index 500 Segregated Sub-Account of the Minnesota Mutual Variable Annuity Account (the Account) (contracts offered for individual, immediate annuity contracts for personal retirement plans) as of December 31, 1997, the related statement of operations for the year then ended and the statements of changes in net assets for the year ended December 31, 1997 and the period from June 4, 1996, commencement of operations, to December 31, 1996. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investments owned at December 31, 1997 were verified by examination of the underlying portfolio of Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.). An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Index 500 Segregated Sub-Account of Minnesota Mutual Variable Annuity Account at December 31, 1997 and the results of its operations and changes in its net assets for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.





                                   KPMG Peat Marwick LLP


Minneapolis, Minnesota
February 20, 1998

                      MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                         STATEMENT OF ASSETS AND LIABILITIES
                                  DECEMBER 31, 1997



                                        ASSETS


Investments in shares of Advantus Series Fund, Inc. - Index
     500 Portfolio, 2,519,802 shares at net asset value of
     $3.10 per share (cost $6,858,178) . . . . . . . . . . .   $  7,820,676

Receivable from Advantus Series Fund, Inc. for
     investments sold  . . . . . . . . . . . . . . . . . . .            294
                                                               ------------

       Total assets. . . . . . . . . . . . . . . . . . . . .      7,820,970
                                                               ------------

                                     LIABILITIES

Payable to Minnesota Mutual for contract terminations and
     mortality and expense charges . . . . . . . . . . . . .            294
                                                               ------------

       Total liabilities . . . . . . . . . . . . . . . . . .            294
                                                               ------------

       Net assets applicable to annuity contract owners. . .   $  7,820,676
                                                               ------------
                                                               ------------

                               CONTRACT OWNERS' EQUITY

Contracts in annuity payment period (note 2) . . . . . . . .   $  7,820,676
                                                               ------------

       Total contract owners' equity . . . . . . . . . . . .   $  7,820,676
                                                               ------------
                                                               ------------


See accompanying notes to financial statements.

                      MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                               STATEMENT OF OPERATIONS
                             YEAR ENDED DECEMBER 31, 1997


Investment income (loss):
     Investment income distributions from underlying mutual
     fund (note 4) . . . . . . . . . . . . . . . . . . . . .      $  30,696
     Mortality and expense charges (note 3). . . . . . . . .        (34,037)
     Administrative charges (note 3) . . . . . . . . . . . .         (6,382)
                                                                 ----------

       Investment loss - net . . . . . . . . . . . . . . . .         (9,723)
                                                                 ----------

Realized and unrealized gains on investments - net:
     Realized gain distributions from underlying mutual
     fund (note 4) . . . . . . . . . . . . . . . . . . . . .         38,781
                                                                 ----------

     Realized gains on sales of investments:
       Proceeds from sales . . . . . . . . . . . . . . . . .        827,053
       Cost of investments sold. . . . . . . . . . . . . . .       (719,951)
                                                                 ----------

                                                                    107,102
                                                                 ----------

       Net realized gains on investments . . . . . . . . . .        145,883
                                                                 ----------

Net change in unrealized appreciation or depreciation
      of investments . . . . . . . . . . . . . . . . . . . .        827,107
                                                                 ----------

       Net gains on investments. . . . . . . . . . . . . . .        972,990
                                                                 ----------

       Net increase in net assets resulting from
        operations . . . . . . . . . . . . . . . . . . . . .     $  963,267
                                                                 ----------
                                                                 ----------


See accompanying notes to financial statements.

                      MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                         STATEMENTS OF CHANGES IN NET ASSETS
      YEAR ENDED DECEMBER 31, 1997 AND PERIOD FROM JUNE 4, 1996, COMMENCEMENT OF
                           OPERATIONS, TO DECEMBER 31, 1996


                                                                                              1997                1996
                                                                                         -------------       ------------
Operations:
     Investment loss - net . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $  (9,723)          $  (4,202)
     Net realized gains on investments . . . . . . . . . . . . . . . . . . . . . . .         145,883               5,974
     Net change in unrealized appreciation or depreciation
       of investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         827,107             135,391
                                                                                         ------------        -----------

Net increase in net assets resulting from operations . . . . . . . . . . . . . . . .         963,267             137,163
                                                                                         ------------        -----------


Contract transactions (notes 2, 3 and 4):
     Contract purchase payments. . . . . . . . . . . . . . . . . . . . . . . . . . .       5,596,884           1,988,830
     Contract terminations and withdrawal payments . . . . . . . . . . . . . . . . .        (441,196)            (61,520)
     Actuarial adjustments for mortality experience on annuities
       in payment period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (83,544)              4,483
     Annuity benefit payments  . . . . . . . . . . . . . . . . . . . . . . . . . . .        (261,894)            (21,797)
                                                                                         ------------        -----------

Increase in net assets from contract transactions  . . . . . . . . . . . . . . . . .       4,810,250           1,909,996
                                                                                         ------------        -----------

Increase in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,773,517           2,047,159

Net assets at the beginning of period  . . . . . . . . . . . . . . . . . . . . . . .       2,047,159               -
                                                                                         ------------        -----------

Net assets at the end of period. . . . . . . . . . . . . . . . . . . . . . . . . . .    $  7,820,676        $  2,047,159
                                                                                         ------------        -----------
                                                                                         ------------        -----------


See accompanying notes to financial statements.

                     MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                           NOTES TO FINANCIAL STATEMENTS

(1)  ORGANIZATION AND BASIS OF PRESENTATION

     The Minnesota Mutual Variable Annuity Account (the Account) was established on September 10, 1984 as a segregated asset account of The Minnesota Mutual Life Insurance Company (Minnesota Mutual) under Minnesota law and is registered as a unit investment trust under the Investment Company Act of 1940 (as amended). There are currently four types of contracts each consisting of one to twenty segregated sub-accounts. The financial statements presented herein include only the segregated sub-account offered in connection with the sale of the individual, immediate variable annuity contracts for personal retirement plans (Adjustable Income Annuity).

     The assets of the Account are held for the exclusive benefit of the immediate variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by Minnesota Mutual. Purchase payments made by contract owners are invested in shares of the Index 500 Portfolio of the Advantus Series Fund, Inc. (formerly MIMLIC Series Fund, Inc.). The Advantus Series Fund, Inc. (the Fund) was organized by Minnesota Mutual as the investment vehicle for its variable annuity contracts and variable life policies. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company.

     Ascend Financial Services, Inc. (formerly MIMLIC Sales Corporation) acts as the underwriter for the Account. Advantus Capital Management, Inc. acts as the investment adviser for the Fund. Ascend Financial Services, Inc. and Advantus Capital Management, Inc. are wholly-owned subsidiaries of MIMLIC Asset Management Company. MIMLIC Asset Management Company is a wholly-owned subsidiary of Minnesota Mutual.

(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

                     MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                     NOTES TO FINANCIAL STATEMENTS - CONTINUED


(2)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

     INVESTMENTS IN ADVANTUS SERIES FUND, INC. - CONTINUED

     Investments in shares of the Fund are stated at market value which is the net asset value per share as determined daily by the Fund. Investment transactions are accounted for on the date the shares are purchased or sold. The cost of investments sold is determined on the average cost method. All dividend distributions received from the Fund are reinvested in additional shares of the Fund and are recorded by the segregated sub-account on the ex-dividend date.

     FEDERAL INCOME TAXES

     The Account is treated as part of Minnesota Mutual for federal income tax purposes. Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the Fund.

     CONTRACTS IN ANNUITY PAYMENT PERIOD

     Annuity reserves are computed for currently payable contracts according to the Individual Annuity 1983 Table A, using an assumed interest rate of 4.5 percent. Charges to annuity reserves for mortality and risk expense are reimbursed to Minnesota Mutual if the reserves required are less than originally estimated. If additional reserves are required, Minnesota Mutual reimburses the Account.

(3)  CONTRACT CHARGES

     The mortality and expense risk charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .80 percent of the average daily net assets of the Account. Under certain conditions, the charge may be increased to not more than 1.40 percent of the average daily net assets of the Account.

     The administrative charge paid to Minnesota Mutual is computed daily and is equal, on an annual basis, to .15 percent of the average daily net assets of the Account. Under certain conditions, the administrative charge may be increased to not more than .40 percent of the average daily net assets of the Account.

                      MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                      NOTES TO FINANCIAL STATEMENTS - CONTINUED

(3)  CONTRACT CHARGES - CONTINUED

     Contract purchase payments are reflected net of the following charges paid to Minnesota Mutual:

          A sales charge ranging from 3.75 to 4.50 percent, depending upon the total amount of purchase payments, is deducted from each contract purchase payment. Total sales charges deducted from contract purchase payments for the year ended December 31, 1997 and the period from June 4, 1996, commencement of operations, to December 31, 1996 amounted to $124,177 and $89,278, respectively.

          A risk charge in the amount of 1.25 percent is deducted from each contract purchase payment. Under certain conditions, the risk charge may be as high as 2.00 percent. Total risk charges deducted from contract purchase payments for the year ended December 31, 1997 and the period from June 4, 1996, commencement of operations, to December 31, 1996 amounted to $36,963 and $26,559, respectively.

          A premium tax charge of up to 3.50 percent is deducted from each contract purchase payment. Total premium tax charges deducted from contract purchase payments for the year ended December 31, 1997 and the period from June 4, 1996, commencement of operations, to December 31, 1996 amounted to $3,218 and $2,307, respectively.

(4)  INVESTMENT TRANSACTIONS

     The Account's purchases of Index 500 Portfolio shares, including reinvestment of distributions, amounted to $5,666,361 for the year ended December 31, 1997.

 INDEPENDENT AUDITORS' REPORT
The Board of Trustees
The Minnesota Mutual Life Insurance Company

  We have audited the accompanying consolidated balance sheets of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations and policyowners' surplus and cash flows for each of the years in the three-year period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.
  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
  In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Minnesota Mutual Life Insurance Company and subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the years in the three-year period ending December 31, 1997 in conformity with generally accepted accounting principles.
  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information included in the accompanying schedules is presented for purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 9, 1998

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 1997 AND 1996

                                     ASSETS

                                                        1997        1996
                                                     ----------- -----------
                                                         (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale, at fair value (amortized cost
   $4,518,807 and $4,558,975)                        $ 4,719,801 $ 4,674,082
  Held-to-maturity, at amortized cost (fair value
   $1,158,227 and $1,179,112)                          1,088,312   1,125,638
Equity securities, at fair value (cost $537,441 and
 $429,509)                                               686,638     549,797
Mortgage loans, net                                      661,337     608,808
Real estate, net                                          39,964      43,082
Policy loans                                             213,488     204,178
Short-term investments                                   112,352     126,372
Other invested assets                                    216,838      94,647
                                                     ----------- -----------
  Total investments                                    7,738,730   7,426,604
Cash                                                      96,179      57,140
Finance receivables, net                                 211,794     259,192
Deferred policy acquisition costs                        576,030     589,517
Accrued investment income                                 83,439      90,996
Premiums receivable                                       68,030      77,140
Property and equipment, net                               58,123      55,050
Reinsurance recoverables                                 150,126     126,629
Other assets                                              52,852      54,798
Separate account assets                                5,366,810   3,706,256
                                                     ----------- -----------
    Total assets                                     $14,402,113 $12,443,322
                                                     =========== ===========

                     LIABILITIES AND POLICYOWNERS' SURPLUS

Liabilities:
  Policy and contract account balances               $ 4,275,221 $ 4,310,015
  Future policy and contract benefits                  1,687,529   1,638,720
  Pending policy and contract claims                      64,356      70,577
  Other policyowner funds                                416,752     396,848
  Policyowner dividends payable                           55,321      49,899
  Unearned premiums and fees                             202,070     207,111
  Federal income tax liability:
    Current                                               45,300      25,643
    Deferred                                             166,057     149,665
  Other liabilities                                      334,305     286,042
  Notes payable                                          298,000     319,000
  Separate account liabilities                         5,320,517   3,691,374
                                                     ----------- -----------
    Total liabilities                                $12,865,428 $11,144,894
                                                     =========== ===========
Policyowners' surplus:
  Unassigned surplus                                   1,380,012   1,190,116
  Net unrealized investment gains                        156,673     108,312
                                                     ----------- -----------
   Total policyowners' surplus                         1,536,685   1,298,428
                                                     ----------- -----------
    Total liabilities and policyowners' surplus      $14,402,113 $12,443,322
                                                     =========== ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND POLICYOWNERS' SURPLUS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                            STATEMENTS OF OPERATIONS

                                             1997        1996        1995
                                          ----------  ----------  ----------
                                                   (IN THOUSANDS)
Revenues:
  Premiums                                $  615,253  $  612,359  $  603,770
  Policy and contract fees                   272,037     245,966     214,203
  Net investment income                      553,773     530,987     515,047
  Net realized investment gains              114,367      55,574      62,292
  Finance charge income                       43,650      46,932      39,937
  Other income                                71,707      51,630      40,250
                                          ----------  ----------  ----------
    Total revenues                         1,670,787   1,543,448   1,475,499
                                          ----------  ----------  ----------
Benefits and expenses:
  Policyowner benefits                       515,873     541,520     517,771
  Interest credited to policies and con-
   tracts                                    298,033     288,967     297,145
  General operating expenses                 369,961     302,618     273,425
  Commissions                                114,404     103,370      93,465
  Administrative and sponsorship fees         81,750      79,360      76,223
  Dividends to policyowners                   26,776      24,804      27,282
  Interest on notes payable                   24,192      22,798      11,128
  Increase in deferred policy acquisi-
   tion costs                                (26,878)    (19,284)    (34,173)
                                          ----------  ----------  ----------
    Total benefits and expenses            1,404,111   1,344,153   1,262,266
                                          ----------  ----------  ----------
     Income from operations before taxes     266,676     199,295     213,233
  Federal income tax expense (benefit):
    Current                                   84,612      68,033      71,379
    Deferred                                  (7,832)        744      11,995
                                          ----------  ----------  ----------
     Total federal income tax expense         76,780      68,777      83,374
      Net income                          $  189,896  $  130,518  $  129,859
                                          ==========  ==========  ==========

                      STATEMENTS OF POLICYOWNERS' SURPLUS

Policyowners' surplus, beginning of year  $1,298,428  $1,212,850  $  874,577
  Net income                                 189,896     130,518     129,859
  Change in net unrealized investment
   gains and losses                           48,361     (44,940)    208,414
                                          ----------  ----------  ----------
Policyowners' surplus, end of year        $1,536,685  $1,298,428  $1,212,850
                                          ==========  ==========  ==========

          See accompanying notes to consolidated financial statements.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995

                                            1997         1996         1995
                                         -----------  -----------  -----------
                                                   (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                               $   189,896  $   130,518  $   129,859
Adjustments to reconcile net income to
 net cash provided by operating activi-
 ties:
  Interest credited to annuity and in-
   surance contracts                         276,719      275,968      288,218
  Fees deducted from policy and con-
   tract balances                           (214,803)    (206,780)    (201,575)
  Change in future policy benefits            76,358       84,389      100,025
  Change in other policyowner liabili-
   ties                                        7,597       16,099       (4,762)
  Change in deferred policy acquisition
   costs                                     (19,430)     (15,312)     (29,822)
  Change in premiums due and other re-
   ceivables                                  (9,280)     (26,142)     (18,039)
  Change in federal income tax liabili-
   ties                                        5,277      (12,055)      18,376
  Net realized investment gains             (123,016)     (59,546)     (66,643)
  Other, net                                   8,760       29,987       36,561
                                         -----------  -----------  -----------
    Net cash provided by operating ac-
     tivities                                198,078      217,126      252,198
                                         -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales of:
  Fixed maturity securities, available-
   for-sale                                1,099,114      877,682    1,349,348
  Equity securities                          601,936      352,901      203,493
  Mortgage loans                                 --        15,567        4,315
  Real estate                                  9,279       11,678       15,948
  Other invested assets                       26,877       12,280       10,775
Proceeds from maturities and repayments
 of:
  Fixed maturity securities, available-
   for-sale                                  403,829      329,550      253,576
  Fixed maturity securities, held-to-
   maturity                                  139,394      114,222      127,617
  Mortgage loans                             109,246       94,703      104,730
Purchases of:
  Fixed maturity securities, available-
   for-sale                               (1,498,048)  (1,228,048)  (1,975,130)
  Fixed maturity securities, held-to-
   maturity                                  (82,835)     (60,612)    (140,763)
  Equity securities                         (585,349)    (446,599)    (212,142)
  Mortgage loans                            (157,247)    (108,691)    (209,399)
  Real estate                                 (3,908)      (3,786)     (16,554)
  Other invested assets                      (55,988)     (29,271)     (20,517)
Finance receivable originations or pur-
 chases                                     (115,248)    (175,876)    (167,298)
Finance receivable principal payments        133,762      142,723      123,515
Other, net                                   (88,626)     (40,062)     (19,292)
                                         -----------  -----------  -----------
    Net cash used for investing activi-
     ties                                    (63,812)    (141,639)    (567,778)
                                         -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits credited to annuity and insur-
 ance contracts                              928,696      657,405      710,525
Withdrawals from annuity and insurance
 contracts                                (1,013,588)    (702,681)    (563,569)
Proceeds from issuance of surplus notes          --           --       124,967
Proceeds from issuance of debt by sub-
 sidiary                                         --        60,000       50,000
Payments on debt by subsidiary               (21,000)     (21,000)     (10,000)
Other, net                                    (3,355)      (6,898)      (3,801)
                                         -----------  -----------  -----------
    Net cash provided by (used for) fi-
     nancing activities                     (109,247)     (13,174)     308,122
                                         -----------  -----------  -----------
Net increase (decrease) in cash and
 short-term investments                       25,019       62,313       (7,458)
Cash and short-term investments, begin-
 ning of year                                183,512      121,199      128,657
                                         -----------  -----------  -----------
Cash and short-term investments, end of
 year                                    $   208,531  $   183,512  $   121,199
                                         ===========  ===========  ===========

          See accompanying notes to consolidated financial statements.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES


NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) NATURE OF OPERATIONS

The Minnesota Mutual Life Insurance Company (the Company), both directly and through its subsidiaries, provides a diversified array of insurance and financial products and services designed principally to protect and enhance the long-term financial well-being of individuals and families.
  The Company's strategy is to be successful in carefully selected niche markets, primarily in the United States, while focusing on the retention of existing business and the maintenance of profitability. To achieve this objective, the Company has divided its businesses into four strategic business units which focus on various markets: Individual, Financial Services, Group, and Pension. Revenues in 1997 for these business units were $854,192,000, $284,222,000, $232,619,000 and $114,324,000, respectively. Additional revenues of $185,430,000, were reported by the Company's subsidiaries.
  At December 31, 1997, the Company was one of the 12 largest mutual life insurance company groups in the United States, as measured by total assets. The Company serves nearly seven million people through more than 4,000 associates located at its St. Paul headquarters and in 81 general agencies and 43 regional offices throughout the United States.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP), which vary in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The consolidated financial statements include the accounts of The Minnesota Mutual Life Insurance Company and its subsidiaries (collectively, "the Company"). All material intercompany transactions and balances have been eliminated.
  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect reported assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of the balance sheet date and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Insurance Revenues and Expenses
Premiums on traditional life products, which include individual whole life and term insurance and immediate annuities, are credited to revenue when due. For accident and health and group life products, premiums are credited to revenue over the contract period as earned. Benefits and expenses are recognized in relation to premiums over the contract period via a provision for future policy benefits and the amortization of deferred policy acquisition costs.
  Nontraditional life products include individual adjustable and variable life insurance and group universal and variable life insurance. Revenue from nontraditional life products and deferred annuities is comprised of policy and contract fees charged for the cost of insurance, policy administration and surrenders. Expenses include the portion of claims not covered by and interest credited to the related policy and contract account balances. Policy acquisition costs are amortized relative to estimated gross profits or margins.

Deferred Policy Acquisition Costs
The costs of acquiring new and renewal business, which vary with and are primarily related to the production of new and renewal business, are generally deferred to the extent recoverable from future premiums or expected gross profits. Deferrable costs include commissions, underwriting expenses and certain other selling and issue costs.
  For traditional life, accident and health and group life products, deferred acquisition costs are amortized over the premium paying period in proportion to the ratio of annual premium revenues to ultimate anticipated

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

premium revenues. The ultimate premium revenues are estimated based upon the same assumptions used to calculate the future policy benefits.
  For nontraditional life products and deferred annuities, deferred acquisition costs are amortized over the estimated lives of the contracts in relation to the present value of estimated gross profits from surrender charges and investment, mortality and expense margins.
  Deferred acquisition costs amortized were $128,176,000, $125,978,000 and $104,940,000 for the years ended December 31, 1997, 1996 and 1995, respectively.

Finance Charge Income and Receivables
Finance charge income represents fees and interest charged on consumer loans. The Company uses the interest (actuarial) method of accounting for finance charges and interest on finance receivables. Accrual of finance charges and interest on the smaller balance homogeneous finance receivables is suspended when a loan is contractually delinquent for more than 60 days and is subsequently recognized when received. Accrual is resumed when the loan is contractually less than 60 days past due. Finance charges and interest is suspended when a loan is considered by management to be impaired. Loan impairment is measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, or as a practical expedient, at the observable market price of the loan or the fair value of the collateral if the loan is collateral dependent. When a loan is identified as impaired, interest previously accrued in the current year is reversed. Interest payments received on impaired loans are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. An allowance for uncollectible amounts is maintained by direct charges to operations at an amount which management believes, based upon historical losses and economic conditions, is adequate to absorb probable losses on existing receivables that may become uncollectible. The reported receivables are net of this allowance.

Valuation of Investments
Fixed maturity securities (bonds) which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and are carried at amortized cost, net of write-downs for other than temporary declines in value. Premiums and discounts are amortized or accreted over the estimated lives of the securities based on the interest yield method. Fixed maturity securities which may be sold prior to maturity are classified as available-for-sale and are carried at fair value.
  Equity securities (common stocks and preferred stocks) are carried at fair value. Equity securities also include initial contributions to affiliated registered investment funds that are managed by a subsidiary of the Company. These contributions are carried at the market value of the underlying net assets of the funds.
  Mortgage loans are carried at amortized cost less an allowance for uncollectible amounts. Premiums and discounts are amortized or accreted over the terms of the mortgage loans based on the interest yield method. A mortgage loan is considered impaired if it is probable that contractual amounts due will not be collected. Impaired mortgage loans are valued at the fair value of the underlying collateral. Interest income on impaired mortgage loans is recorded on an accrual basis. However, when the likelihood of collection is doubtful, interest income is recognized when received.
  Fair values of fixed maturity securities and equity securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are estimated using values obtained from independent pricing services which specialize in matrix pricing and modeling techniques for estimating fair values. Fair values of mortgage loans are based upon discounted cash flows, quoted market prices and matrix pricing.
  Real estate is carried at cost less accumulated depreciation and an allowance for estimated losses. Accumulated depreciation on real estate at December 31, 1997 and 1996, was $6,269,000 and $5,968,000, respectively.
  Policy loans are carried at the unpaid principal balance.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Derivative Financial Instruments
The Company entered into equity swaps in 1996 as part of an overall risk management strategy. The swaps were used to hedge exposure to market risk on $400,000,000 of the Company's common stock portfolio. The swaps were based upon certain stock indices. If, at the time of settlement for a particular swap, the designated stock index had fallen below a specified level, the counterparty would pay the Company an amount based upon the decline in the index and the stock portfolio value protected by the swap. If, at the time of settlement, the designated stock index had risen, the Company would pay the counterparty an amount based upon the increase in the index and 25% of the stock portfolio value protected by the swap. The equity swaps were settled with the counterparties in August of 1997.
  The swaps were carried at fair value, which were based upon dealer quotes. Changes in fair value were recorded directly in policyowners' surplus. Upon settlement of the swaps, gains or losses were recognized in income. The Company realized a loss of approximately $31 million in 1997, upon settlement of these equity swaps.
  The Company began investing in international bonds denominated in foreign currencies in 1997. The Company uses forward foreign exchange currency contracts as part of its risk management strategy for international investments. The forward foreign exchange currency contracts are used to reduce market risks from changes in foreign exchange rates. These forward foreign exchange currency contracts are agreements to purchase a specified amount of one currency in exchange for a specified amount of another currency at a future point in time at a foreign exchange currency rate agreed upon on the contract open date. No cash is exchanged at the outset of the contract and no payments are made by either party until the contract close date. On the contract close date the contracted amount of the purchased currency is received from the counterparty and the contracted amount of the sold currency is sent to the counterparty. These contracts are generally short-term in nature and there is no material exposure to the Company at December 31, 1997.

Capital Gains and Losses
Realized and unrealized capital gains and losses are determined on the specific identification method. Write-downs of held-to-maturity securities and the provision for credit losses on mortgage loans and real estate are recorded as realized losses.
  Changes in the fair value of fixed maturity securities available-for-sale and equity securities are recorded as a separate component of policyowners' surplus, net of taxes and related adjustments to deferred policy acquisition costs and unearned policy and contract fees.

Property and Equipment
Property and equipment are carried at cost, net of accumulated depreciation of $90,926,000 and $81,962,000 at December 31, 1997 and 1996, respectively.
Buildings are depreciated over 40 years and equipment is generally depreciated over 5 to 10 years. Depreciation expenses for the years ended December 31, 1997, 1996 and 1995, were $8,965,000, $6,454,000 and $5,941,000, respectively.

Separate Accounts
Separate account assets and liabilities represent segregated funds administered and invested by the Company for the exclusive benefit of pension, variable annuity and variable life insurance policyowners and contractholders. Assets consist principally of marketable securities and both assets and liabilities are reported at fair value, based upon the market value of the investments held in the segregated funds. The Company receives administrative and investment advisory fees for services rendered on behalf of these accounts.
  The Company periodically invests money in its separate accounts. The market value of such investments is included with separate account assets and amounted to $46,293,000 and $14,882,000 as of December 31, 1997 and 1996, respectively.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Policyowner Liabilities
Policy and contract account balances represent the net accumulation of funds associated with nontraditional life products and deferred annuities. Additions to the account balances include premiums, deposits and interest credited by the Company. Decreases in the account balances include surrenders, withdrawals, benefit payments, and charges assessed for the cost of insurance, policy administration and surrenders.
  Future policy and contract benefits are comprised of reserves for traditional life, group life, and accident and health products. The reserves were calculated using the net level premium method based upon assumptions regarding investment yield, mortality, morbidity, and withdrawal rates determined at the date of issue, commensurate with the Company's experience. Provision has been made in certain cases for adverse deviations from these assumptions.
  Other policyowner funds are comprised of dividend accumulations, premium deposit funds and supplementary contracts without life contingencies.

Participating Business
Substantially all of the Company's premium revenues are derived from participating policies. Dividends and other discretionary payments are declared by the Board of Trustees based upon actuarial determinations, which take into consideration current mortality, interest earnings, expense factors, and federal income taxes. Dividends are recognized as expenses consistent with the recognition of premiums.

Income Taxes
Current income taxes are charged to operations based upon amounts estimated to be payable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to the differences between financial statement carrying amounts and income tax bases of assets and liabilities.

Reinsurance Recoverables
Insurance liabilities are reported before the effects of ceded reinsurance. Reinsurance recoverables represent amounts due from reinsurers for paid and unpaid benefits, expense reimbursements, prepaid premiums and future policy benefits.

Reclassifications
Certain 1996 and 1995 financial statement balances have been reclassified to conform with the 1997 presentation.

(3) INVESTMENTS

Net investment income for the years ended December 31 was as follows:

                             1997      1996      1995
                           --------  --------  --------
                                 (IN THOUSANDS)
Fixed maturity securities  $457,391  $433,985  $426,114
Equity securities            16,182    14,275     8,883
Mortgage loans               55,929    63,865    58,943
Real estate                    (407)     (475)      497
Policy loans                 15,231    13,828    12,821
Short-term investments        6,995     6,535     6,716
Other invested assets         3,871     4,901     5,168
                           --------  --------  --------
  Gross investment income   555,192   536,914   519,142
Investment expenses          (1,419)   (5,927)   (4,095)
                           --------  --------  --------
    Total                  $553,773  $530,987  $515,047
                           ========  ========  ========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  Net realized capital gains (losses) for the years ended December 31 were as follows:

                             1997    1996     1995
                           -------- -------  -------
                                (IN THOUSANDS)
Fixed maturity securities  $  3,711 $(6,536) $24,025
Equity securities            92,765  57,770   36,374
Mortgage loans                2,011    (721)    (207)
Real estate                   1,598   7,088    2,436
Other invested assets        14,282  (2,027)    (336)
                           -------- -------  -------
    Total                  $114,367 $55,574  $62,292
                           ======== =======  =======

  Gross realized gains (losses) on the sales of fixed maturity securities and equity securities for the years ended December 31 were as follows:

                                                  1997      1996      1995
                                                --------  --------  --------
                                                      (IN THOUSANDS)
Fixed maturity securities, available-for-sale:
  Gross realized gains                          $ 18,804  $ 19,750  $ 34,898
  Gross realized losses                          (15,093)  (26,286)  (10,873)
Equity securities:
  Gross realized gains                           151,200    79,982    52,670
  Gross realized losses                          (27,672)  (22,212)  (16,296)

  Net unrealized gains (losses) included in policyowners' surplus at December 31 were as follows:

                                                   1997       1996
                                                 ---------  --------
                                                   (IN THOUSANDS)
Gross unrealized gains                           $ 472,671  $314,576
Gross unrealized losses                           (118,863)  (77,337)
Adjustment to deferred acquisition costs          (100,299)  (65,260)
Adjustment to unearned policy and contract fees    (13,087)   (8,192)
Deferred federal income taxes                      (83,749)  (55,475)
                                                 ---------  --------
  Net unrealized gains                           $ 156,673  $108,312
                                                 =========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3) INVESTMENTS (CONTINUED)

  The amortized cost and fair value of investments in marketable securities by type of investment were as follows:

                                               GROSS UNREALIZED
                                    AMORTIZED  -----------------    FAIR
                                       COST     GAINS    LOSSES    VALUE
                                    ---------- -------- -------- ----------
                                                (IN THOUSANDS)
DECEMBER 31, 1997
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  239,613 $ 18,627 $    --  $  258,240
  Foreign governments                    1,044      --        29      1,015
  Corporate securities               2,273,474  216,056   70,484  2,419,046
  International bond securities        150,157    2,565   23,530    129,192
  Mortgage-backed securities         1,854,519   66,934    9,145  1,912,308
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,518,807  304,182  103,188  4,719,801
  Equity securities--unaffiliated      421,672  134,558   14,575    541,655
  Equity securities--affiliated        115,769   29,214      --     144,983
                                    ---------- -------- -------- ----------
    Total equity securities            537,441  163,772   14,575    686,638
                                    ---------- -------- -------- ----------
      Total available-for-sale       5,056,248  467,954  117,763  5,406,439
Held-to maturity:
  Corporate securities                 893,407   59,850      752    952,505
  Mortgage-backed securities           194,905   10,817      --     205,722
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,088,312   70,667      752  1,158,227
                                    ---------- -------- -------- ----------
      Total                         $6,144,560 $538,621 $118,515 $6,564,666
                                    ========== ======== ======== ==========
DECEMBER 31, 1996
Available-for-sale:
  United States government and gov-
   ernment agencies and authorities $  302,820 $  2,397 $  6,756 $  298,461
  State, municipalities, and polit-
   ical subdivisions                    11,296      759      --      12,055
  Foreign governments                    1,926      --        54      1,872
  Corporate securities               2,450,126  115,846   19,554  2,546,418
  Mortgage-backed securities         1,792,807   64,834   42,365  1,815,276
                                    ---------- -------- -------- ----------
    Total fixed maturities           4,558,975  183,836   68,729  4,674,082
  Equity securities--unaffiliated      353,983  107,172    5,168    455,987
  Equity securities--affiliated         75,526   18,284      --      93,810
                                    ---------- -------- -------- ----------
    Total equity securities            429,509  125,456    5,168    549,797
                                    ---------- -------- -------- ----------
      Total available-for-sale       4,988,484  309,292   73,897  5,223,879
Held-to maturity:
  Corporate securities                 904,994   50,187    3,130    952,051
  Mortgage-backed securities           220,644    7,833    1,416    227,061
                                    ---------- -------- -------- ----------
    Total held-to-maturity           1,125,638   58,020    4,546  1,179,112
                                    ---------- -------- -------- ----------
      Total                         $6,114,122 $367,312 $ 78,443 $6,402,991
                                    ========== ======== ======== ==========

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997 by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                   AVAILABLE-FOR-SALE     HELD-TO-MATURITY
                                  --------------------- ---------------------
                                  AMORTIZED     FAIR    AMORTIZED     FAIR
                                     COST      VALUE       COST      VALUE
                                  ---------- ---------- ---------- ----------
                                                (IN THOUSANDS)
Due in one year or less           $   47,387 $   44,198 $    2,982 $    3,004
Due after one year through five
 years                               335,383    354,936    120,846    124,461
Due after five years through ten
 years                             1,355,665  1,416,149    317,689    337,322
Due after ten years                  925,853    992,210    451,890    487,718
                                  ---------- ---------- ---------- ----------
                                   2,664,288  2,807,493    893,407    952,505
Mortgage-backed securities         1,854,519  1,912,308    194,905    205,722
                                  ---------- ---------- ---------- ----------
  Total                           $4,518,807 $4,719,801 $1,088,312 $1,158,227
                                  ========== ========== ========== ==========

  At December 31, 1997 and 1996, bonds and certificates of deposit with a carrying value of $8,000,000 and $12,934,000, respectively, were on deposit with various regulatory authorities as required by law.
  Allowances for credit losses on investment are reflected on the consolidated balance sheets as a reduction of the related assets and were as follows:

                         1997    1996
                        ------- -------
                        (IN THOUSANDS)
Mortgage loans          $ 1,500 $ 1,895
Foreclosed real estate      --      535
Investment real estate    2,248   2,529
                        ------- -------
  Total                 $ 3,748 $ 4,959
                        ======= =======

  At December 31, 1997, the recorded investment in mortgage loans that were considered to be impaired was $18,400 before allowance for credit losses. These impaired loans, due to adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  At December 31, 1996, the recorded investment in mortgage loans that were considered to be impaired was $6,518,000 before allowance for credit losses. Included in this amount is $2,225,000 of impaired loans, for which the related allowance for credit losses is $395,000 and $4,293,000 of impaired loans that, as a result of adequate fair market value of underlying collateral, do not have an allowance for credit losses.
  In addition to the allowance for credit losses on impaired mortgage loans, a general allowance for credit losses was established for potential impairments in the remainder of the mortgage loan portfolio. The general allowance was $1,500,000 at December 31, 1997 and 1996.
  Changes in the allowance for credit losses on mortgage loans were as follows:

                               1997    1996    1995
                              ------  ------  ------
                                 (IN THOUSANDS)
Balance at beginning of year  $1,895  $1,711  $2,449
Provision for credit losses      --      381     127
Charge-offs                     (395)   (197)   (865)
                              ------  ------  ------
  Balance at end of year      $1,500  $1,895  $1,711
                              ======  ======  ======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(3)INVESTMENTS (CONTINUED)

  Below is a summary of interest income on impaired mortgage loans.

                                                          1997   1996   1995
                                                         ------ ------ -------
                                                            (IN THOUSANDS)
Average impaired mortgage loans                          $3,268 $9,375 $15,845
Interest income on impaired mortgage loans--contractual     556  1,796   1,590
Interest income on impaired mortgage loans--collected       554  1,742   1,515

(4) NOTES RECEIVABLE

In connection with the Company's planned construction of an additional home office facility in St. Paul, the Company entered into a loan contingency agreement with the Housing and Redevelopment Authority of the City of Saint Paul, Minnesota (HRA) in November, 1997. A maximum of $15 million in funds is available under this loan for condemnation and demolition of the Company's proposed building site. The note bears interest at a rate of 8.625%, with principal payments commencing February 2004 and a maturity date of August 2025. Interest payments are accrued and are payable February and August of each year commencing February 2001. All principal and interest payments are due only to the extent of available tax increments. As of December 31, 1997 HRA has drawn $286,775 on this loan contingency agreement and accrued interest of $1,374.

(5) NET FINANCE RECEIVABLES

Finance receivables as of December 31 were as follows:

                                       1997      1996
                                     --------  --------
                                      (IN THOUSANDS)
Direct installment loans             $183,424  $204,038
Retail installment notes               20,373    30,843
Retail revolving credit                25,426    24,863
Credit card receivables                   --      3,541
Accrued interest                        3,116     3,404
                                     --------  --------
 Gross receivables                   $232,339  $266,689
Allowance for uncollectible amounts   (20,545)   (7,497)
                                     --------  --------
  Finance receivables, net           $211,794  $259,192
                                     ========  ========

  Direct installment loans at December 31, 1997 consisted of $83,836,000 of discount basis loans (net of unearned finance charges) and $99,588,00 of interest-bearing loans. As of December 31, 1996, discount basis loans amounted to $93,127,000 and interest-bearing loans amounted to $110,911,000. Direct installment loans generally have a maximum term of 84 months. Retail installment notes are principally discount basis, arise from the sale of household appliances, furniture, and sundry services, and generally have a maximum term of 48 months. Direct installment loans included approximately $65 million and $69 million of real estate secured loans at December 31, 1997 and 1996, respectively. Revolving credit loans included approximately $24 million and $23 million of real estate secured loans at December 31, 1997 and 1996, respectively. Experience has shown that a substantial portion of finance receivables will be renewed, converted or paid in full prior to maturity.
  Principal cash collections of direct installment loans amounted to $90,940,000, $92,438,000 and $75,865,000 and the percentage of these cash collections to the average net balances were 47%, 48%, and 47% for the years ended December 31, 1997, 1996 and 1995, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(5) NET FINANCE RECEIVABLES (CONTINUED)

  Changes in the allowance for uncollectible amounts for the years ended December 31 were as follows:

                                1997      1996     1995
                              --------  --------  -------
                                   (IN THOUSANDS)
Balance at beginning of year  $  7,497  $  6,377  $ 5,360
Provision for credit losses     28,206    10,086    6,140
Charge-offs                    (17,869)  (11,036)  (6,585)
Recoveries                       2,711     2,070    1,462
                              --------  --------  -------
  Balance at end of year      $ 20,545  $  7,497  $ 6,377
                              ========  ========  =======

  At December 31, 1997, the recorded investment in certain direct installment loans and direct revolving credit loans were considered to be impaired. The balances of such loans at December 31, 1997 and the related allowance for credit losses was as follows:

                                     INSTALLMENT REVOLVING
                                        LOANS     CREDIT   TOTAL
                                     ----------- --------- ------
                                            (IN THOUSANDS)
Balances at December 31, 1997          $7,723     14,492   22,215
Related allowance for credit losses    $4,200      7,772   11,972

  All loans deemed to be impaired are placed on a non-accrual status. No accrued or unpaid interest was recognized on impaired loans during 1997. The average balances of impaired loans during the year ended December 31, 1997 was $7,397,000 and $12,793,000, respectively, for installment basis and revolving credit direct loans.
  There were no material commitments to lend additional funds to customers whose loans were classified as non-accrual at December 31, 1997.

(6) INCOME TAXES

Income tax expense varies from the amount computed by applying the federal income tax rate of 35% to income from operations before taxes. The significant components of this difference were as follows:

                                                  1997     1996     1995
                                                 -------  -------  -------
                                                     (IN THOUSANDS)
Computed tax expense                             $93,337  $69,753  $74,631
Difference between computed and actual tax ex-
 pense:
  Dividends received deduction                    (5,573)  (2,534)  (1,710)
  Special tax on mutual life insurance companies   3,341    2,760   10,134
  MF&C sale                                       (4,408)     --       --
  Foundation gain                                 (4,042)  (1,260)    (540)
  Tax credits                                     (3,600)  (3,475)  (1,840)
  Expense adjustments and other                   (2,275)   3,533    2,699
                                                 -------  -------  -------
    Total tax expense                            $76,780  $68,777  $83,374
                                                 =======  =======  =======

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(6) INCOME TAXES (CONTINUED)

  The tax effects of temporary differences that give rise to the Company's net deferred federal tax liability were as follows:

                                                        1997     1996
                                                      -------- --------
                                                       (IN THOUSANDS)
Deferred tax assets:
  Policyowner liabilities                             $ 14,374 $ 15,854
  Unearned fee income                                   49,274   43,232
  Pension and post-retirement benefits                  23,434   21,815
  Tax deferred policy acquisition costs                 73,134   58,732
  Net realized capital losses                            9,609    8,275
  Other                                                 20,524   19,229
                                                      -------- --------
    Gross deferred tax assets                          190,349  167,137
Deferred tax liabilities:
  Deferred policy acquisition costs                    201,611  206,331
  Real estate and property and equipment depreciation   11,165   10,089
  Basis difference on investments                       11,061    8,605
  Net unrealized capital gains                         122,876   81,339
  Other                                                  9,693   10,438
                                                      -------- --------
    Gross deferred tax liabilities                     356,406  316,802
                                                      -------- --------
      Net deferred tax liability                      $166,057 $149,665
                                                      ======== ========

  A valuation allowance for deferred tax assets was not considered necessary as of December 31, 1997 and 1996, because the Company believes that it is more likely than not that the deferred tax assets will be realized through future reversals of existing taxable temporary differences and future taxable income.
  Income taxes paid for the years ended December 31, 1997, 1996 and 1995, were $97,721,000, $79,026,000 and $64,390,000, respectively.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(7) LIABILITY FOR UNPAID ACCIDENT AND HEALTH CLAIMS AND CLAIM ADJUSTMENT
EXPENSES

Activity in the liability for unpaid accident and health claims and claim adjustment expenses is summarized as follows:

                                  1997     1996     1995
                                -------- -------- --------
                                      (IN THOUSANDS)
Balance at January 1            $416,910 $377,302 $349,311
  Less: reinsurance recoverable  102,161   80,333   61,624
                                -------- -------- --------
Net balance at January 1         314,749  296,969  287,687
                                -------- -------- --------
Incurred related to:
  Current year                   121,153  134,727  129,896
  Prior years                      7,809    4,821   (4,014)
                                -------- -------- --------
Total incurred                   128,962  139,548  125,882
                                -------- -------- --------
Paid related to:
  Current year                    51,275   51,695   47,620
  Prior years                     57,475   70,073   68,980
                                -------- -------- --------
Total paid                       108,750  121,768  116,600
                                -------- -------- --------
Net balance at December 31       334,961  314,749  296,969
  Plus: reinsurance recoverable  104,716  102,161   80,333
                                -------- -------- --------
Balance at December 31          $439,677 $416,910 $377,302
                                ======== ======== ========

  The liability for unpaid accident and health claims and claim adjustment expenses is included in future policy and contract benefits and pending policy and contract claims on the consolidated balance sheets.
  As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred increased (decreased) by $7,809, $4,821 and ($4,014) in 1997, 1996 and 1995,
respectively. These amounts are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim adjustment expenses.

(8) EMPLOYEE BENEFIT PLANS

Pension Plans
The Company has noncontributory defined benefit retirement plans covering substantially all employees and certain agents. Benefits are based upon years of participation and the employee's average monthly compensation or the agent's adjusted annual compensation. Plan assets are comprised of mostly stocks and bonds, which are held in the general and separate accounts of the Company and administered under group annuity contracts issued by the Company. The Company's funding policy is to contribute annually the minimum amount required by applicable regulations. The Company also has an unfunded noncontributory defined benefit retirement plan, which provides certain employees with benefits in excess of limits for qualified retirement plans.
  Net periodic pension cost for the years ended December 31 included the following components:

                                                   1997      1996      1995
                                                  -------  --------  --------
                                                       (IN THOUSANDS)
Service cost-benefits earned during the period    $ 6,462  $  6,019  $  5,294
Interest accrued on projected benefit obligation    9,640     8,541     7,935
Actual return on plan assets                       (9,575)  (12,619)  (18,061)
Net amortization and deferral                         656     4,698    11,811
                                                  -------  --------  --------
  Net periodic pension cost                       $ 7,183  $  6,639  $  6,979
                                                  =======  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The funded status for the Company's plans as of December 31 was calculated as follows:

                                           FUNDED PLANS      UNFUNDED PLANS
                                         ------------------  ----------------
                                           1997      1996     1997     1996
                                         --------  --------  -------  -------
                                                  (IN THOUSANDS)
Actuarial present value of benefit ob-
 ligations:
  Vested benefit obligation              $ 70,638  $ 61,328  $   --   $   --
  Non-vested benefit obligation            21,252    19,119    8,017    5,912
                                         --------  --------  -------  -------
    Accumulated benefit obligation       $ 91,890  $ 80,447  $ 8,017  $ 5,912
                                         ========  ========  =======  =======
Pension liability included in other li-
 abilities:
  Projected benefit obligation           $130,144  $117,836  $15,744  $12,576
  Plan assets at fair value               128,970   115,107      --       --
                                         --------  --------  -------  -------
  Plan assets less then projected bene-
   fit obligation                           1,174     2,729   15,744   12,576
  Unrecognized net gain (loss)              6,061     3,633   (4,229)  (2,332)
  Unrecognized prior service cost            (334)     (364)     --       --
  Unamortized transition asset (obliga-
   tion)                                    2,202     2,422   (7,682)  (8,451)
  Additional minimum liability                --        --     4,184    4,119
                                         --------  --------  -------  -------
    Net pension liability                $  9,103  $  8,420  $ 8,017  $ 5,912
                                         ========  ========  =======  =======

  A weighted average discount rate of 7.5% and a weighted average rate of increase in future compensation levels of 5.3% were used in determining the actuarial present value of the projected benefit obligation at December 31, 1997 and 1996. The assumed long-term rate of return on plan assets was either 8.5% or 7.5%, depending on the plan.

Profit Sharing Plans
The Company also has profit sharing plans covering substantially all employees and agents. The Company's contribution rate to the employee plan is determined annually by the trustees of the Company and is applied to each participant's prior year earnings. The Company's contribution to the agent plan is made as a certain percentage, based upon years of service, applied to each agent's total annual compensation. The Company recognized contributions to the plans during 1997, 1996 and 1995 of $7,173,000, $6,092,000 and $6,595,000, respectively.
Participants may elect to receive a portion of their contributions in cash.

Postretirement Benefits Other than Pensions
The Company also has unfunded postretirement plans that provide certain health care and life insurance benefits to substantially all retired employees and agents. Eligibility is determined by age at retirement and years of service after age 30. Health care premiums are shared with retirees, and other cost-sharing features include deductibles and co-payments.

  Components of net periodic postretirement benefit cost for the years ended December 31 were as follows:

                                                   1997    1996    1995
                                                  ------  ------  ------
                                                     (IN THOUSANDS)
Service cost-benefits earned during the period    $1,008  $1,011  $1,276
Interest accrued on projected benefit obligation   1,826   2,041   2,452
Amortization of prior service cost                  (526)   (513)   (513)
Amortization of net gain                            (480)   (177)    --
                                                  ------  ------  ------
  Net periodic postretirement benefit cost        $1,828  $2,362  $3,215
                                                  ======  ======  ======

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(8) EMPLOYEE BENEFIT PLANS (CONTINUED)

  The accumulated postretirement benefit obligation and the accrued postretirement benefit liability for the years ended December 31 were as follows:

                                                         1997    1996
                                                        ------- -------
                                                        (IN THOUSANDS)
Accumulated postretirement benefit obligation
  Retirees                                              $ 9,333 $10,238
  Other fully eligible plan participants                  4,861   4,594
  Other active plan participants                          9,738   9,514
                                                        ------- -------
    Total accumulated postretirement benefit obligation  23,932  24,346
  Unrecognized prior service cost                         3,680   4,107
  Unrecognized net gain                                  11,290   9,880
                                                        ------- -------
    Accrued postretirement benefit liability            $38,902 $38,333
                                                        ======= =======

  The discount rate used in determining the accumulated postretirement benefit obligation for 1997 and 1996 was 7.5%. The 1997 net health care cost trend rate was 8.5%, graded to 5.5% over 6 years, and the 1996 rate was 9.0%, graded to 5.5% over 7 years.
  The assumptions presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Actual results could differ from those estimates and assumptions. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the postretirement benefit obligation as of December 31,1997 by $4,323,000 and the estimated eligibility cost and interest cost components of net periodic postretirement benefit costs for 1997 by $588,000.


(9) SALE OF SUBSIDIARY

On October 1, 1997, the Company sold Minnesota Fire and Casualty Company (MFC), a wholly owned subsidiary to Harleysville Group, Inc. The Company received net cash proceeds of approximately $33.5 million from the sale, and realized a gain of approximately $14.5 million. HomePlus Insurance Company (HomePlus), a previously wholly owned subsidiary of MFC, was excluded from the sale of assets. In accordance with the agreement, prior to September 30,1997, MFC made a distribution of private placement bonds to the Company with an amortized cost of approximately $4.3 million and transferred all issued and outstanding shares of HomePlus to the Company. The carrying value of the transferred shares was approximately $5.8 million. Under an administrative services agreement with MFC, the Company has retained MFC to provide financial and other services for HomePlus.

(10) REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligation under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed to be uncollectible.
  Reinsurance is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(10) REINSURANCE (CONTINUED)

  The effect of reinsurance on premiums for the years ended December 31 was as follows:

                       1997      1996      1995
                     --------  --------  --------
                           (IN THOUSANDS)
Direct premiums      $595,686  $615,098  $600,841
Reinsurance assumed    78,097    64,489    64,792
Reinsurance ceded     (58,530)  (67,228)  (61,863)
                     --------  --------  --------
  Net premiums       $615,253  $612,359  $603,770
                     ========  ========  ========

  Reinsurance recoveries on ceded reinsurance contracts were $58,072,000, $72,330,000 and $58,338,000 during 1997, 1996 and 1995 respectively.

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of the Company's financial instruments has been determined using available market information as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value, such amounts have not been comprehensively revalued since those dates. Therefore, estimates of fair value subsequent to the valuation dates may differ significantly from the amounts presented herein. Considerable judgement is required to interpret market data to develop the estimates of fair value. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
  Please refer to Note 2 for additional fair value disclosures concerning fixed maturity securities, equity securities, mortgages and derivatives. The carrying amounts for policy loans, cash, short term investments, and finance receivables approximate the assets' fair values.
  The interest rates on the finance receivables outstanding as of December 31, 1997 and 1996, are consistent with the rates at which loans would currently be made to borrowers of similar credit quality and for the same maturity; as such, the carrying value of the finance receivables outstanding as of December 31, 1997 and 1996, approximate the fair value for those respective dates.
  The fair values of deferred annuities, annuity certain contracts, and other fund deposits, which have guaranteed interest rates and surrender charges are estimated to be the amount payable on demand as of December 31, 1997 and 1996 as those investments contracts have no defined maturity and are similar to a deposit liability. The amount payable on demand equates to the account balance less applicable surrender charges. Contracts without guaranteed interest rates and surrender charges have fair values equal to their accumulation values plus applicable market value adjustments. The fair values of guaranteed investment contracts and supplementary contracts without life contingencies are calculated using discounted cash flows, based on interest rates currently offered for similar products with maturities consistent with those remaining for the contracts being valued.
  Rates currently available to the Company for debt with similar terms and remaining maturities are used to estimate the fair value of notes payable.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(11) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

  The carrying amounts and fair values of the Company's financial instruments, which were classified as assets as of December 31, were as follows:

                                    1997                  1996
                            --------------------- ---------------------
                             CARRYING     FAIR     CARRYING     FAIR
                              AMOUNT     VALUE      AMOUNT     VALUE
                            ---------- ---------- ---------- ----------
                                          (IN THOUSANDS)
Fixed maturity securities:
  Available-for-sale        $4,719,801 $4,719,801 $4,674,082 $4,674,082
  Held-to-maturity           1,088,312  1,158,227  1,125,638  1,179,112
Equity securities              686,638    686,638    549,797    549,797
Mortgage loans:
  Commercial                   506,860    527,994    432,198    445,976
  Residential                  154,477    158,334    176,610    180,736
Policy loans                   213,488    213,488    204,178    204,178
Short-term investments         112,352    112,352    126,372    126,372
Cash                            96,179     96,179     57,140     57,140
Finance receivables, net       211,794    211,794    259,192    259,192
Derivatives                      1,457      1,457      1,197      1,197
                            ---------- ---------- ---------- ----------
    Total financial assets  $7,791,358 $7,886,264 $7,606,404 $7,677,782
                            ========== ========== ========== ==========

  The carrying amounts and fair values of the Company's financial instruments, which were classified as liabilities as of December 31, were as follows:

                                         1997                  1996
                                 --------------------- ---------------------
                                  CARRYING     FAIR     CARRYING     FAIR
                                   AMOUNT     VALUE      AMOUNT     VALUE
                                 ---------- ---------- ---------- ----------
                                               (IN THOUSANDS)
Deferred annuities               $2,131,806 $2,112,301 $2,178,355 $2,152,636
Annuity certain contracts            55,431     57,017     52,636     53,962
Other fund deposits                 754,960    753,905    808,592    805,709
Guaranteed investment contracts       8,188      8,187     18,770     18,866
Supplementary contracts without
 life contingencies                  46,700     45,223     47,966     47,536
Notes payable                       298,000    302,000    319,000    325,974
                                 ---------- ---------- ---------- ----------
  Total financial liabilities    $3,295,085 $3,278,633 $3,425,319 $3,404,683
                                 ========== ========== ========== ==========

(12) NOTES PAYABLE

In September 1995, the Company issued surplus notes with a face value of $125,000,000, at 8.25%, due in 2025. The surplus notes are subordinate to all current and future policyowners' interests, including claims, and indebtedness of the Company. All payments of interest and principal on the notes are subject to the approval of the Department of Commerce of the State of Minnesota. The approved accrued interest was $3,008,000 as of December 31, 1997 and 1996. The issuance costs of $1,357,000 are deferred and amortized over 30 years on straight-line basis.

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(12) NOTES PAYABLE (CONTINUED)

  Notes payable as of December 31 were as follows:

                                                            1997     1996
                                                          -------- --------
                                                           (IN THOUSANDS)
Corporate-surplus notes, 8.25%, 2025                      $125,000 $125,000
Consumer finance subsidiary-senior, 6.53%-8.77%, through
 2003                                                      173,000  194,000
                                                          -------- --------
  Total notes payable                                     $298,000 $319,000
                                                          ======== ========

  At December 31, 1997, the aggregate minimum annual notes payable maturities for the next five years were as follows: 1998, $31,000,000; 1999 $49,000,000;
2000 $33,000,000; 2001 $26,000,000; 2002 $22,000,000.
  Long-term borrowing agreements involving the consumer finance subsidiary include provisions with respect to borrowing limitations, payment of cash dividends on or purchases of common stock, and maintenance of liquid net worth of $41,354,000. The consumer finance subsidiary was in compliance with all such provisions at December 31, 1997.
  Interest paid on debt for the years ended December 31, 1997, 1996 and 1995, was $18,197,000, $21,849,000 and $6,504,000, respectively.

(13) COMMITMENTS AND CONTINGENCIES

The Company is involved in various pending or threatened legal proceedings arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material adverse effect on operations or the financial position of the Company.
  In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding reinsurance to other insurance companies. To the extent that a reinsurer is unable to meet its obligations under the reinsurance agreement, the Company remains liable. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies. Allowances are established for amounts deemed uncollectible.
  The Company has issued certain participating group annuity and group life insurance contracts jointly with another life insurance company. The joint contract issuer has liabilities related to these contracts of $279,978,000 as of December 31, 1997. To the extent the joint contract issuer is unable to meet its obligation under the agreement, the Company remains liable.
  The Company has long-term commitments to fund venture capital and real estate investments totaling $139,774,000 as of December 31, 1997. The Company estimates that $51,300,000 of these commitments will be invested in 1998, with the remaining $88,474,000 invested over the next four years.
  As of December 31, 1997, the Company had committed to purchase bonds and mortgage loans totaling $109,362,000 but had not completed the purchase transactions.
  At December 31, 1997, the Company had guaranteed the payment of $73,100,000 in policyowner dividends and discretionary amounts payable in 1998. The Company has pledged bonds, valued at $75,774,000 to secure this guarantee.
  The Company is contingently liable under state regulatory requirements for possible assessments pertaining to future insolvencies and impairments of unaffiliated insurance companies. The Company records a liability for future guaranty fund assessments based upon known insolvencies, according to data received from the National Organization of Life and Health Insurance Guaranty Association. An asset is recorded for the amount of guaranty fund assessments paid which can be recovered through future premium tax credits.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

(14) STATUTORY FINANCIAL DATA

The Company also prepares financial statements according to statutory accounting practices prescribed or permitted by the Department of Commerce for purposes of filing with the Department of Commerce, the National Association of Insurance Commissioners and states in which the Company is licensed to do business. Statutory accounting practices focus primarily on solvency and surplus adequacy. Therefore, fundamental differences exist between statutory and GAAP accounting, and their effects on income and policyowners' surplus are illustrated below:

                           POLICYOWNERS' SURPLUS           NET INCOME
                           ----------------------  ----------------------------
                              1997        1996       1997      1996      1995
                           ----------  ----------  --------  --------  --------
                                            (IN THOUSANDS)
Statutory basis            $  870,688  $  682,886  $167,078  $115,797  $ 88,706
Adjustments:
  Deferred policy acquisi-
   tion costs                 576,030     589,517    19,430    15,312    29,822
  Net unrealized invest-
   ment gains                 199,637     111,575       --        --        --
  Statutory asset valua-
   tion reserve               242,100     240,474       --        --        --
  Statutory interest main-
   tenance reserve             24,169      24,707      (538)   (8,192)   12,976
  Premiums and fees de-
   ferred or receivable       (74,025)    (75,716)    2,175     1,587       497
  Change in reserve basis     108,105      98,406     9,699    20,114    12,382
  Separate accounts           (51,172)    (40,755)   (6,272)   (6,304)     (854)
  Unearned policy and con-
   tract fees                (126,477)   (121,843)  (12,825)   (2,530)   (4,410)
  Surplus notes              (125,000)   (125,000)      --        --        --
  Net deferred taxes         (166,057)   (149,665)    7,832      (744)  (11,995)
  Nonadmitted assets           32,611      31,531       --        --        --
  Policyowner dividends        60,036      57,765     2,708       502     4,660
  Other                       (33,960)    (25,454)      609    (5,024)   (1,925)
                           ----------  ----------  --------  --------  --------
    As reported in the
     accompanying
     consolidated
     financial statements  $1,536,685  $1,298,428  $189,896  $130,518  $129,859
                           ==========  ==========  ========  ========  ========

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES

                                   SCHEDULE I

       SUMMARY OF INVESTMENTS--OTHER THAN INVESTMENTS IN RELATED PARTIES

                               DECEMBER 31, 1997

                                                                   AS SHOWN
                                                       MARKET   ON THE BALANCE
TYPE OF INVESTMENT                         COST(3)     VALUE       SHEET(1)
------------------                        ---------- ---------- --------------
                                                     (IN THOUSANDS)
Bonds:
  United States government and government
   agencies and authorities               $  239,613 $  258,240   $  258,240
  Foreign governments                          1,044      1,015        1,015
  Public utilities                           385,228    406,920      398,887
  Mortgage-backed securities               2,049,424  2,118,030    2,107,213
  All other corporate bonds                2,931,810  3,093,823    3,042,758
                                          ---------- ----------   ----------
    Total bonds                            5,607,119  5,878,028    5,808,113
                                          ---------- ----------   ----------
Equity securities:
  Common stocks:
    Public utilities                           7,732     10,090       10,090
    Banks, trusts and insurance companies     37,217     47,120       47,120
    Industrial, miscellaneous and all
     other                                   354,317    460,170      460,170
  Nonredeemable preferred stocks              22,406     24,275       24,275
                                          ---------- ----------   ----------
      Total equity securities                421,672    541,655      541,655
                                          ---------- ----------   ----------
Mortgage loans on real estate                661,337     xxxxxx      661,337
Real estate(2)                                39,964     xxxxxx       39,964
Policy loans                                 213,488     xxxxxx      213,488
Other long-term investments                  216,838     xxxxxx      216,838
Short-term investments                       112,352     xxxxxx      112,352
                                          ---------- ----------   ----------
      Total                                1,243,979        --    $1,243,979
                                          ---------- ----------   ----------
Total investments                         $7,272,770 $6,419,683   $7,593,747
                                          ========== ==========   ==========

-------
(1) Amortized cost for bonds classified as held-to-maturity and fair value for common stocks and bonds classified as available-for-sale.
(2) The carrying value of real estate acquired in satisfaction of indebtedness is $-0-.
(3) Original cost for equity securities and original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts for bonds and other investments.

 THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE III
                      SUPPLEMENTARY INSURANCE INFORMATION
                                 (IN THOUSANDS)

                                   AS OF DECEMBER 31,
                   ----------------------------------------------------
                               FUTURE POLICY
                    DEFERRED      BENEFITS                OTHER POLICY
                     POLICY    LOSSES, CLAIMS              CLAIMS AND
                   ACQUISITION AND SETTLEMENT  UNEARNED     BENEFITS
SEGMENT               COSTS     EXPENSES(1)   PREMIUMS(2)   PAYABLE
-------            ----------- -------------- ----------- -------------
                                    (IN THOUSANDS)
1997:
 Life insurance     $434,012     $2,229,396    $166,704     $42,627
 Accident and
 health insurance     70,593        466,109      34,250      17,153
 Annuity              71,425      3,266,965         --        4,576
 Property and
 liability
 insurance               --             280       1,116         --
                    --------     ----------    --------     -------
                    $576,030     $5,962,750    $202,070     $64,356
                    ========     ==========    ========     =======
1996:
 Life insurance     $456,461     $2,123,148    $149,152     $51,772
 Accident and
 health insurance     62,407        437,118      33,770      18,774
 Annuity              70,649      3,360,614         --           31
 Property and
 liability
 insurance               --          27,855      24,189         --
                    --------     ----------    --------     -------
                    $589,517     $5,948,735    $207,111     $70,577
                    ========     ==========    ========     =======
1995:
 Life insurance     $430,829     $2,009,154    $151,864     $41,212
 Accident and
 health insurance     55,888        400,950      34,847      14,567
 Annuity              53,015      3,401,760         --           33
 Property and
 liability
 insurance               --          30,117      23,783         --
                    --------     ----------    --------     -------
                    $539,732     $5,841,981    $210,494     $55,812
                    ========     ==========    ========     =======

                                      FOR THE YEARS ENDED DECEMBER 31,
                   ----------------------------------------------------------------------
                                                        AMORTIZATION
                                           BENEFITS,    OF DEFERRED
                                 NET     CLAIMS, LOSSES    POLICY      OTHER
                    PREMIUM   INVESTMENT AND SETTLEMENT ACQUISITION  OPERATING  PREMIUMS
SEGMENT            REVENUE(3)   INCOME      EXPENSES       COSTS     EXPENSES  WRITTEN(4)
-------            ---------- ---------- -------------- ------------ --------- ----------
                                          (IN THOUSANDS)
1997:
 Life insurance     $576,468   $247,267     $476,747      $102,473   $345,938
 Accident and
 health insurance    205,869     40,343       87,424         9,451    101,960
 Annuity              64,637    261,768      242,738        16,252    129,263
 Property and
 liability
 insurance            40,316      4,395       33,773           --      13,146    43,376
                    --------   --------     --------      --------   --------   -------
                    $887,290   $553,773     $840,682      $128,176   $590,307   $43,376
                    ========   ========     ========      ========   ========   =======
1996:
 Life insurance     $568,874   $223,762     $478,228      $ 97,386   $290,525
 Accident and
 health insurance    160,097     34,202       96,743        14,017     87,222
 Annuity              79,245    267,473      243,387        14,575    111,366
 Property and
 liability
 insurance            50,109      5,550       36,933           --      19,033    50,515
                    --------   --------     --------      --------   --------   -------
                    $858,325   $530,987     $855,291      $125,978   $508,146   $50,515
                    ========   ========     ========      ========   ========   =======
1995:
 Life insurance     $540,353   $203,487     $454,299      $ 80,896   $266,090
 Accident and
 health insurance    153,505     33,358       93,482        11,448     83,345
 Annuity              74,899    272,499      260,854        12,596     86,716
 Property and
 liability
 insurance            49,216      5,703       33,563           --      18,090    51,133
                    --------   --------     --------      --------   --------   -------
                    $817,973   $515,047     $842,198      $104,940   $454,241   $51,133
                    ========   ========     ========      ========   ========   =======

-----
(1) Includes policy and contract account balances
(2) Includes unearned policy and contract fees
(3) Includes policy and contract fees
(4) Applies only to property and liability insurance

                   THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
                                  SCHEDULE IV

                                  REINSURANCE

              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                            PERCENTAGE
                                        CEDED TO     ASSUMED                OF AMOUNT
                                          OTHER    FROM OTHER      NET      ASSUMED TO
                          GROSS AMOUNT  COMPANIES   COMPANIES     AMOUNT       NET
                          ------------ ----------- ----------- ------------ ----------
                                                 (IN THOUSANDS)
1997:
 Life insurance in force  $118,345,796 $14,813,351 $29,341,332 $132,873,777    22.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    340,984 $    30,547 $    63,815 $    374,252    17.1%
   Accident and health
    insurance                  175,647      16,332       1,310      160,625     0.8%
   Annuity                      40,060          --          --       40,060      --
   Property and liability
    insurance                   38,995      11,651      12,972       40,316    32.2%
                          ------------ ----------- ----------- ------------
     Total premiums       $    595,686 $    58,530 $    78,097 $    615,253    12.7%
                          ============ =========== =========== ============
1996:
 Life insurance in force  $116,445,975 $15,164,764 $22,957,287 $124,238,498    18.5%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    347,056 $    45,988 $    63,044 $    364,112    17.3%
   Accident and health
    insurance                  174,219      15,511       1,389      160,097     0.9%
   Annuity                      38,041          --          --       38,041      --
   Property and liability
    insurance                   55,782       5,729          56       50,109     0.1%
                          ------------ ----------- ----------- ------------
     Total premiums       $    615,098 $    67,228 $    64,489 $    612,359    10.5%
                          ============ =========== =========== ============
1995:
 Life insurance in force  $106,228,277 $15,620,303 $24,289,241 $114,897,215    21.1%
                          ============ =========== =========== ============
 Premiums:
   Life insurance         $    342,433 $    44,778 $    62,169 $    359,824    17.3%
   Accident and health
    insurance                  163,412      12,296       2,389      153,505     1.6%
   Annuity                      41,225          --          --       41,225      --
   Property and liability
    insurance                   53,771       4,789         234       49,216     0.5%
                          ------------ ----------- ----------- ------------
     Total premiums       $    600,841 $    61,863 $    64,792 $    603,770    10.7%
                          ============ =========== =========== ============

                                     PART C

                                OTHER INFORMATION

                    Minnesota Mutual Variable Annuity Account

                   Cross Reference Sheet to Other Information


Form N-4

Item Number    Caption in Other Information

     24.       Financial Statements and Exhibits

     25.       Directors and Officers of the Depositor

     26. Persons Controlled by or Under Common Control with the Depositor or Registrant

     27.       Number of Contract Owners

     28.       Indemnification

     29.       Principal Underwriters

     30.       Location of Accounts and Records

     31.       Management Services

     32.       Undertakings

PART C.        OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS


     (a) Audited Financial Statements of Minnesota Mutual Variable Annuity Account for the fiscal year ended December 31, 1997, are included in Part B of this filing and consist of the following:


          1.  Independent Auditors' Report

          2.  Statement of Assets and Liabilities.

          3.  Statement of Operations.

          4.  Statement of Changes in Net Assets.

          5.  Notes to Financial Statements.


     (b) Audited Financial Statements of the Depositor, The Minnesota Mutual Life Insurance Company, for the fiscal year ended December 31, 1997, are included in Part B of this filing and consist of the following:


          1. Independent Auditors' Report - The Minnesota Mutual Life Insurance Company.


          2. Consolidated Balance Sheets - The Minnesota Mutual Life Insurance Company.



          3. Consolidated Statements of Operations and Policyowners' Surplus - The Minnesota Mutual Life Insurance Company.



          4. Consolidated Statements of Cash Flows - The Minnesota Mutual Life Insurance Company.



          5. Notes to Consolidated Financial Statements - The Minnesota Mutual Life Insurance Company.


          6. Summary of Investments-Other than Investments in Related Parties - The Minnesota Mutual Life Insurance Company.

          7. Supplementary Insurance Information - The Minnesota Mutual Life Insurance Company.

          8.   Reinsurance - The Minnesota Mutual Life Insurance Company.

     (c)  Exhibits

          1. The Resolution of The Minnesota Mutual Life Insurance Company's Executive Committee of its Board of Trustees establishing the Variable Annuity Account, previously filed as Exhibit (c)1. to Registrant's Form N-4, File Number 33-62147, is hereby incorporated by reference.

          2.   Not applicable.

          3. (a) The Distribution Agreement between The Minnesota Mutual Life Insurance Company and MIMLIC Sales Corporation, previously filed as Exhibit (c)3.(a) to Registrant's Form N-4, File Number 33-62147, is hereby incorporated by reference.

               (b)  Dealer Selling Agreement, previously filed as Exhibit
                    (c)3.(b) to Registrant's Form N-4, File Number 33-62147, is hereby incorporated by reference.

          4. (a) The Immediate Variable Annuity Contract, form 95-9326, previously filed as Exhibit (c)4.(a) to Registrant's Form N-4, File Number 33-62147, Pre-Effective Amendment Number 1, is hereby incorporated by reference.

               (b) The Immediate Variable Annuity Contract (Unisex), form 95-9327, previously filed as Exhibit (c)4.(b) to Registrant's Form N-4, File Number 33-62147, Pre-Effective Amendment Number 1, is hereby incorporated by reference.


               (c) The Individual Retirement Annuity (IRA) Agreement, SEP, Traditional IRA and Roth-IRA, form 97-9418.


               (d) The Individual Retirement Annuity, SIMPLE - (IRA) Agreement, form 98-9431.


               (e) The Qualified Plan Agreement, form 88-9176 Rev. 8-93, previously filed as Exhibit (c)4.(d) to Registrant's Form N-4, File Number 33-62147, is hereby incorporated by reference.


               (f) Tax Sheltered Annuity, form 88-9213, previously filed as Exhibit (c)4.(e) to Registrant's Form N-4, File Number 33-62147, is hereby incorporated by reference.

          5. (a) Application, form 95-9328, previously filed as Exhibit (c)5.(a) to Registrant's Form N-4, File Number 33-62147, Pre-Effective Amendment Number 1, is hereby incorporated by reference.


          6.   Certificate of Incorporation and Bylaws.

               (a) The Articles of Re-Incorporation of the Depositor, previously filed as Exhibit (c)6.(a) to Registrant's Form N-4, File Number 33-62147, is hereby incorporated by reference.

               (b)  The Bylaws of the Depositor, previously filed as Exhibit
                    (c)6.(b) to Registrant's Form N-4, File Number 33-62147, is hereby incorporated by reference.

          7.   Not applicable.

          8.   Not applicable.

          9.   Opinion and consent of Donald F. Gruber, Esq.

         10.   Consent of KPMG Peat Marwick LLP.

         11.   Not applicable.

         12.   Not applicable.

         13.   Not applicable.

         14. The Minnesota Mutual Life Insurance Company Power of Attorney To Sign Registration Statements.


Item 25.  Directors and Officers of the Depositor

Name and Principal            Positions and Offices       Positions and Offices
 Business Address             with Insurance Company          with Registrant
 ----------------             ----------------------          ---------------

Giulio Agostini               Trustee                         None
3M
3M Center -
 Executive 220-14W-08
St. Paul, MN 55144-1000

Anthony L. Andersen           Trustee                         None
H. B. Fuller Company
2424 Territorial Road
St. Paul, MN 55114


Leslie S. Biller              Trustee                         None
Norwest Corporation
Sixth and Marquette
Minneapolis, MN 55479


John F. Bruder                Senior Vice President           None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101


Keith M. Campbell             Senior Vice President           None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101



Frederick P. Feuerherm         Vice President                  None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101



John F. Grundhofer            Trustee                         None
U.S. Bancorp
601 2nd Avenue South
Suite 2900
Minneapolis, MN  55402-4302


Harold V. Haverty             Trustee                         None
Deluxe Corporation
c/o 1 Woodduck Lane
North Oaks, MN  55127

Robert E. Hunstad             Executive Vice President        None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101

James E. Johnson              Senior Vice President           None
The Minnesota Mutual Life     and Actuary
 Insurance Company
400 Robert Street North
St. Paul, MN 55101


Michael T. Kellett            Vice President                  None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101



David S. Kidwell, Ph.D.       Trustee                         None
The Curtis L. Carlson
 School of Management
University of Minnesota
321 19th Avenue South
Minneapolis, MN  55455


Reatha C. King, Ph.D.         Trustee                         None
General Mills Foundation
P.O. Box 1113
Minneapolis, MN  55440

Richard D. Lee                Vice President                  None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101


Robert M. Olafson             Vice President                  None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101


Dennis E. Prohofsky           Senior Vice President,          None
The Minnesota Mutual Life     General Counsel and
 Insurance Company            Secretary
400 Robert Street North
St. Paul, MN 55101

Thomas E. Rohricht            Trustee                         None
Doherty, Rumble & Butler
 Professional Association
2800 Minnesota World
 Trade Center
30 East Seventh Street
St. Paul, MN  55101-4999

Terry Tinson Saario, Ph.D.    Trustee                         None
3141 Dean Court, #1202
Minneapolis, MN 55416

Robert L. Senkler             Chairman, President and         None
The Minnesota Mutual Life     Chief Executive Officer
 Insurance Company
400 Robert Street North
St. Paul, MN  55101

Michael E. Shannon            Trustee                         None
Ecolab, Inc.
370 Wabasha Street
Ecolab Center
St. Paul, MN 55102


Gregory S. Strong             Senior Vice President and       None
The Minnesota Mutual Life     Chief Financial Officer
 Insurance Company
400 Robert Street North
St. Paul, MN 55101


Terrence M. Sullivan          Senior Vice President           None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101

Randy F. Wallake              Senior Vice President           None
The Minnesota Mutual Life
 Insurance Company
400 Robert Street North
St. Paul, MN 55101

William N. Westhoff           Senior Vice President           None
The Minnesota Mutual Life     and Treasurer
 Insurance Company
400 Robert Street North
St. Paul, MN 55101

Frederick T. Weyerhaeuser     Trustee                         None
Clearwater Investment Trust
332 Minnesota Street
 Suite W-2090
St. Paul, MN  55101-1308

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Wholly-owned subsidiaries of The Minnesota Mutual Life Insurance Company:


          MIMLIC Asset Management Company
          The Ministers Life Insurance Company
          MIMLIC Corporation
          Northstar Life Insurance Company (New York)
          Robert Street Energy, Inc.
          HomePlus Insurance Company



Open-end registered investment company offering shares solely to separate accounts of The Minnesota Mutual Life Insurance Company:


          Advantus Series Fund, Inc.


Wholly-owned subsidiaries of MIMLIC Asset Management Company:

          Ascend Financial Services, Inc.
          Advantus Capital Management, Inc.


Wholly-owned subsidiaries of MIMLIC Corporation:

          DataPlan Securities, Inc. (Ohio)
          MIMLIC Imperial Corporation
          MIMLIC Funding, Inc.
          MIMLIC Venture Corporation
          Personal Finance Company (Delaware)
          Wedgewood Valley Golf, Inc.
          Ministers Life Resources, Inc.
          Enterprise Holding Corporation
          HomePlus Insurance Agency, Inc.
          MCM Funding 1997-1, Inc.

Wholly-owned subsidiaries of Enterprise Holding Corporation:

          Oakleaf Service Corporation
          Lafayette Litho, Inc.
          Financial Ink Corporation
          Concepts in Marketing Research Corporation
          Concepts in Marketing Services Corporation


Wholly-owned subsidiary of Ascend Financial Services, Inc.:

          MIMLIC Insurance Agency of Massachusetts, Inc. (Massachusetts)


Majority-owned subsidiaries of MIMLIC Imperial Corporation:

          J. H. Shoemaker Advisory Corporation (Tennessee)
          Consolidated Capital Advisors, Inc. (Tennessee)


Majority-owned subsidiary of Ascend Financial Services, Inc.:


          MIMLIC Insurance Agency of Ohio, Inc. (Ohio)

Fifty percent-owned subsidiary of MIMLIC Imperial Corporation:

          C.R.I. Securities, Inc.

Majority-owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          MIMLIC Life Insurance Company (Arizona)
          MIMLIC Cash Fund, Inc.
          Advantus Cornerstone Fund, Inc.
          Advantus Enterprise Fund, Inc.
          Advantus International Balanced Fund, Inc.
          Advantus Venture Fund, Inc.
          Advantus Index 500 Fund, Inc.


Less than majority owned, but greater than 25% owned, subsidiary of The Minnesota Mutual Life Insurance Company:

          Advantus Money Market Fund, Inc.


Less than 25% owned subsidiaries of The Minnesota Mutual Life Insurance Company:

          Advantus Spectrum Fund, Inc.
          Advantus Mortgage Securities Fund, Inc.
          Advantus Bond Fund, Inc.
          Advantus Horizon Fund, Inc.

          Unless indicated otherwise, parenthetically, each of the above corporations is a Minnesota corporation.



ITEM 27.  NUMBER OF CONTRACT OWNERS


As of March 25, 1998, the number of holders of securities of the Registrant of this class were as follows:



                                                 Number of Record
                   Title of Class                    Holders
                   --------------                ----------------

          Immediate Variable Annuity Contracts          90

ITEM 28.  INDEMNIFICATION

The State of Minnesota has an indemnification statute (Minnesota Statutes 300.083), as amended, effective January 1, 1984, which requires indemnification of individuals only under the circumstances described by the statute. Expenses incurred in the defense of any action, including attorneys' fees, may be advanced to the individual after written request by the board of directors upon receiving an undertaking from the individual to repay any amount advanced unless it is ultimately determined that he or she is entitled to be indemnified by the corporation as authorized by the statute and after a determination that the facts then known to those making the determination would not preclude indemnification.

Indemnification is required for persons made a part to a proceeding by reason of their official capacity so long as they acted in good faith, received no improper personal benefit and have not been indemnified by another organization. In the case of a criminal proceeding, they must also have had no reasonable cause to believe the conduct was unlawful. In respect to other acts arising out of official capacity: (1) where the person is acting directly for the corporation there must be a reasonable belief by the person that his or her conduct was in the best interests of the corporation or, (2) where the person is serving another organization or plan at the request of the corporation, the person must have reasonably believed that his or her conduct was not opposed to the best interests of the corporation. In the case of persons not directors, officers or policy-making employees, determination of eligibility for indemnification may be made by a board-appointed committee of which a director is a member. For other employees, directors and officers, the determination of eligibility is made by the Board or a committee of the Board, special legal counsel, the shareholder of the corporation or pursuant to a judicial proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Annuity Account pursuant to the foregoing provisions, or otherwise, The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Annuity Account have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Annuity Account of expenses incurred or paid by a director, officer or controlling person of The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Annuity Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer of controlling person in connection with the securities being registered, The Minnesota Mutual Life Insurance Company and Minnesota Mutual Variable Annuity Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS


          (a) The principal underwriter is Ascend Financial Services, Inc. Ascend Financial Services, Inc. is also the principal underwriter for eleven mutual funds (Advantus Horizon Fund, Inc.; Advantus Spectrum Fund, Inc.; Advantus Money Market Fund, Inc.; Advantus Mortgage Securities Fund, Inc.; Advantus Bond Fund, Inc.,; Advantus Cornerstone Fund, Inc.; Advantus Enterprise Fund, Inc.; Advantus International Balanced Fund, Inc.; Advantus Venture Fund, Inc.; Advantus Index 500 Fund, Inc. and the MIMLIC Cash

               Fund, Inc.) and for four additional registered separate accounts of The Minnesota Mutual Life Insurance Company, all of which offer annuity contracts and life insurance policies on a variable basis.

          (b)  Directors and Officers of Underwriter.

                      DIRECTORS AND OFFICERS OF UNDERWRITER

Name and Principal            Positions and Offices      Positions and Offices
 Business Address               with Underwriter             with Depositor
------------------            ---------------------      ---------------------

Robert E. Hunstad             Director                   Executive Vice
400 Robert Street North                                  President
St. Paul, Minnesota 55101


George I. Connolly            President, Chief           Director, Broker-Dealer
400 Robert Street North       Executive Officer
St. Paul, Minnesota 55101     and Director


Margaret Milosevich           Vice President, Chief      Manager
400 Robert Street North       Operations Officer,
St. Paul, Minnesota 55101     Treasurer and Secretary



D. Ann Degenshein             Vice President,            Manager
400 Robert Street North       Compliance
St. Paul, Minnesota 55101



Dennis E. Prohofsky           Secretary                  Senior Vice President,
400 Robert Street North                                  General Counsel and
St. Paul, Minnesota 55101                                Secretary


Thomas L. Clark               Assistant Secretary        Compliance Analyst
400 Robert Street North       and Assistant Treasurer
St. Paul, Minnesota 55101

Margaret A. Berg              Assistant Secretary        Manager
400 Robert Street North
St. Paul, Minnesota 55101

          (c) All commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year for this class of securities:

   Name of     Net Underwriting    Compensation on
  Principal      Discounts and      Redemption or     Brokerage        Other
 Underwriter     Commissions        Annuitization    Commissions   Compensation
 -----------   ----------------    ---------------   -----------   ------------

Ascend           $15,067,613             ___             ___            ___
Financial
Services, Inc,


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the physical possession of The Minnesota Mutual Life Insurance Company, St. Paul, Minnesota 55101-2098.

ITEM 31.  MANAGEMENT SERVICES

None.

ITEM 32.  UNDERTAKINGS

          (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

          (b) The Registrant hereby undertakes to include as part of any application to purchase a contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information.

          (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this form promptly upon written or oral request.

          (d) The Minnesota Mutual Life Insurance Company hereby represents that, as to the variable annuity contract which is the subject of this Registration Statement, File Number 33-62147, the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by The Minnesota Mutual Life Insurance Company.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 the Registrant, Minnesota Mutual Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 24th day of April, 1998.


                                     MINNESOTA MUTUAL VARIABLE ANNUITY ACCOUNT
                                                    (Registrant)

                                 By: THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY
                                                     (Depositor)


                                 By
                                    -------------------------------------------
                                                  Robert L. Senkler
                                           Chairman of the Board, President
                                             and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, the Depositor, The Minnesota Mutual Life Insurance Company, has duly caused this
Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saint Paul, and State of Minnesota, on the 24th day of April, 1998.


                                    THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY


                                 By
                                    -------------------------------------------
                                                 Robert L. Senkler
                                          Chairman of the Board, President
                                             and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in their capacities with the Depositor and on the date indicated.

         Signature                      Title                       Date
         ---------                      -----                       ----
                                Chairman, President and         April 24, 1998
-----------------------------   Chief Executive Officer
Robert L. Senkler

*                               Trustee
-----------------------------
Giulio Agostini

*                               Trustee
-----------------------------
Anthony L. Andersen


                               Trustee
-----------------------------
John F. Grundhofer

*                               Trustee
-----------------------------
Harold V. Haverty

*                               Trustee
-----------------------------
David S. Kidwell, Ph.D.

*                               Trustee
-----------------------------
Reatha C. King, Ph.D.

*                               Trustee
-----------------------------
Thomas E. Rohricht

*                               Trustee
-----------------------------
Terry N. Saario, Ph.D.

*                               Trustee
-----------------------------
Michael E. Shannon

*                               Trustee
-----------------------------
Frederick T. Weyerhaeuser


                                Vice President                  April 24, 1998
-----------------------------   (chief financial officer)
Gregory S. Strong



                                Vice President                  April 24, 1998
-----------------------------  (chief accounting officer)
Gregory S. Strong



                               Attorney-in-Fact                 April 24, 1998
-----------------------------
*By Dennis E. Prohofsky



* Pursuant to power of attorney dated February 9, 1998, filed as Exhibit 14 to this Registration Statement.

                               EXHIBIT INDEX

Exhibit Number     Description of Exhibit
--------------     ----------------------

    4(c) The Individual Retirement Annuity Agreement, SEP, Traditional IRA and Roth-IRA, form 97-9418.

    4(d) The Individual Retirement Annuity Agreement, SIMPLE-(IRA) Agreement, form 98-9431.

    9              Opinion and Consent of Donald F. Gruber, Esq.

   10              Consent of KPMG Peat Marwick LLP.

   14 The Minnesota Mutual Life Insurance Company Power of Attorney To Sign Registration Statements.